                                                                    Exhibit 10.1

RECORD AND RETURN TO:             THIS DOCUMENT WAS ELECTRONICALLY RECORDED BY
                                  CommonWealth                  Loan No. 6517807
ROBERT E. GLENN, ESQUIRE          RECORDED IN OFFICIAL RECORDS, COUNTY OF ORANGE
HOLLAND & KNIGHT LLP              DARLENE BLOOM, INTERIM CLERK-CONTROLLER
1600 TYSONS BOULEVARD
SUITE 700
MCLEAN, VIRGINIA  22102-4867

--------------------------------------------------------------------------------
                       SPACE ABOVE LINE FOR RECORDER'S USE

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                           Dated as of August 5, 2002
                              (the "Closing Date")

                                    WCRI, LLC

                                    (Trustor)

                                       TO

                    COMMONWEALTH LAND TITLE INSURANCE COMPANY

                                    (Trustee)

                               FOR THE BENEFIT OF

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                  (Beneficiary)

                              LOCATION OF PROPERTY:

                              101 Blue Ravine Road
                                   Folsom, CA

          THIS DOCUMENT SECURES A DEED OF TRUST NOTE WHICH MAY CONTAIN
           PROVISIONS FOR ADJUSTMENTS IN THE INTEREST RATE AND PAYMENT
                        AMOUNTS AND/OR A BALLOON PAYMENT



                                WEST COAST REALTY
                                    (FOLSOM)
                                LOAN NO. 6517804

TABLE OF CONTENTS

SECTION HEADING

1. Payment of Indebtedness and Incorporation of Covenants, Conditions and Agreements

2.      Warranty of Title

3.      Insurance; Casualty

4.      Payment of Taxes, Etc.

5.      Reserve Fund

6.      Condemnation

7.      Leases and Rents

8.      Maintenance and Use of Folsom Trust Property

9. Transfer or Encumbrance of the Folsom Trust Property or Interests in the Trustor; Other Indebtedness

10.     Estoppel Certificates

11.     No Cooperative or Condominium

12.     Changes in the Laws Regarding Taxation

13.     No Credits on Account of the Indebtedness

14.     Documentary Stamps

15.     Right of Entry

16.     Books and Records

17.     Performance of Other Agreements

18.     Representations and Covenants Concerning Loan

19.     Single Purpose Entity

20.     Events of Default; Remedies

21.     Additional Remedies

22.     Right to Cure Defaults

23.     Late Payment Charge

24.     Prepayment

25.     Prepayment After Event of Default

26.     Appointment of Receiver

27.     Security Agreement

28.     Authority

29.     Actions and Proceedings

30.     Further Acts, Etc.

31.     Recording of Deed of Trust, Etc.

32.     Usury Laws

33.     Sole Discretion of Beneficiary

34.     Recovery of Sums Required To Be Paid

35.     Marshalling and Other Matters

36.     Waiver of Notice

37.     Remedies of Trustor

38.     Reporting Requirements

39.     Hazardous Materials

40.     Asbestos

41.     Bankruptcy or Insolvency

42.     Compliance with ERISA and State Statutes on Governmental Plans

43.     Assignments

44.     Cooperation

45.     Indemnification for Non-Recourse Carveout Obligations

46.     Exculpation

47.     Notices

48.     Non-Waiver

49.     Joint and Several Liability

50.     Severability

51.     Duplicate Originals

52.     Indemnity and Beneficiary's Costs

53.     [Open]

54.     No Oral Change

55.     No Foreign Person

56.     Separate Tax Lot

57.     Right to Release Any Portion of the Folsom Trust Property

58.     Subrogation

59.     Administrative Fees

60.     Disclosure

61.     Headings, Etc.

62.     Address of Real Property

63.     Method of Payment

64.     Publicity

65.     Relationship

66.     Homestead

67.     No Third Party Beneficiaries

68.     Compliance with Regulation U

69.     Entire Agreement

70.     Servicer

71.     Governing Law; Consent to Jurisdiction

72.     Title Acts by Trustee

73.     Successor Trustee

74.     Authorization Regarding Trustee

75.     Waiver of Jury Trial

        THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust"), dated as of the Closing Date, by WCRI, LLC, a California limited liability company, having its principal place of business at 3000 Sand Hill Road, Building 3 Suite 140, Menlo Park, CA, 94025 ("Trustor") to COMMONWEALTH LAND TITLE INSURANCE COMPANY, having an address of 888 W. 6th Street, 4th Floor, Los Angeles, CA 90071 ("Trustee"), for the benefit of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation, having its principal place of business at John Hancock Tower, T-56, 200 Clarendon Street, Boston, Massachusetts 02116 ("Beneficiary").

                                   WITNESSETH:

        A. Beneficiary has made a loan (the "Folsom Loan") to Trustor in the original principal sum of Four Million Nine Hundred Ten Thousand and 00/100 Dollars ($4,910,000.00) evidenced by that certain Folsom Deed of Trust Note, dated as of the Closing Date, made by Trustor and payable and delivered to Beneficiary (as it may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof, the "Folsom Note").

        B. Beneficiary has made a loan (the "Irvine Loan") to Trustor in the original principal sum of Three Million Seven Hundred Eighty-Five Thousand and 00/100 Dollars ($3,785,000.00) evidenced by that certain Irvine Deed of Trust Note, dated as of the Closing Date, made by Trustor and payable and delivered to Beneficiary (as it may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof, the "Irvine Note").

        C. Beneficiary has made a loan (the "Tustin Loan") to Trustor in the original principal sum of Four Million Six Hundred Twenty-Five Thousand and 00/100 Dollars ($4,625,000.00) evidenced by that certain Tustin Deed of Trust Note, dated as of the Closing Date, made by Trustor and payable and delivered to Beneficiary (as it may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof, the "Tustin Note").

        D. Beneficiary has made a loan (the "Sacramento Loan") to Trustor in the original principal sum of One Million Seven Hundred Thousand and 00/100 Dollars ($1,700,000.00) evidenced by that certain Sacramento Deed of Trust Note, dated as of the Closing Date, made by Trustor and payable and delivered to Beneficiary (as it may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof, the "Sacramento Note").

        E. To secure payment of (a) the Folsom Loan and all indebtedness, obligations, liabilities and expenses due hereunder and under the Folsom Note and any other Folsom Loan Document (as hereinafter defined), (b) the Irvine Loan and all indebtedness, obligations, liabilities and expenses due under the Irvine Note and any other Irvine Loan Document (as hereinafter defined), (c) the Tustin Loan and all indebtedness, obligations, liabilities and expenses due under the Tustin Note and any other Tustin Loan Document (as hereinafter defined) and (d) the Sacramento Loan and all indebtedness, obligations, liabilities and expenses due under the Sacramento Note and any other Sacramento Loan Document (as hereinafter defined) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Folsom Loan and the Folsom Loan Documents, the Irvine Loan and the Irvine Loan Documents, the Tustin Loan and the Tustin Loan Documents and the Sacramento Loan and the Sacramento Loan Documents being herein, collectively, called the "Indebtedness"), Trustor hereby irrevocably grants, bargains, sells and conveys to Trustee IN TRUST, WITH POWER OF SALE, the following property and rights, whether now owned or held or hereafter acquired (collectively, the "Folsom Trust Property") and Trustor further grants to Trustee a security interest in the Folsom Trust Property.

                               GRANTING CLAUSE ONE

        All right, title and interest in and to the real property or properties described on Exhibit A hereto (collectively, the "Land").

                               GRANTING CLAUSE TWO

        All right, title and interest in and to additional lands, estates and development rights hereafter acquired by Trustor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental Deed of Trust or otherwise, be expressly made subject to the lien thereof (collectively, the "Additional Land").

                              GRANTING CLAUSE THREE

        All right, title and interest in and to buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the "Improvements"; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the "Real Property").

                              GRANTING CLAUSE FOUR

        All right, title and interest in and to easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Trustor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

                              GRANTING CLAUSE FIVE

        All right, title and interest in and to machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Trustor or in which Trustor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Trustor or in which Trustor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures (hereinafter collectively called the "Equipment") and the right, title and interest of Trustor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State of California (the "Uniform Commercial Code")) superior, inferior or pari passu in lien to the lien of this Deed of Trust. In connection with Equipment which is leased to Trustor or which is subject to a lien or security interest which is superior to the lien of this Deed of Trust, this Deed of Trust shall also cover all right, title and interest of each Trustor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment.

                               GRANTING CLAUSE SIX

        All right, title and interest in and to awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

                              GRANTING CLAUSE SEVEN

        All right, title and interest in and to leases and subleases (including, without limitation, all guarantees thereof) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "Bankruptcy Code") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the "Leases") and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the "Rents") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

                              GRANTING CLAUSE EIGHT

        All right, title and interest in and to proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

                              GRANTING CLAUSE NINE

        All right, title and interest in and to tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

                               GRANTING CLAUSE TEN

        The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Beneficiary in the Real Property or any part thereof.

                             GRANTING CLAUSE ELEVEN

        All right, title and interest in and to accounts receivable, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Real Property or any part thereof.

                             GRANTING CLAUSE TWELVE

        All right, title and interest in and to rights which Trustor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) relating to the Real Property or any part thereof.

                            GRANTING CLAUSE THIRTEEN

        All right, title and interest of Trustor in and to plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names, trademarks, symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

                            GRANTING CLAUSE FOURTEEN

        All right, title and interest in and to proceeds, products, offspring, rents and profits from any of the foregoing, including without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

        WITH RESPECT to any portion of the Folsom Trust Property which is not real estate under the laws of the State of California, Trustor hereby grants, bargains, sells and conveys the same to Beneficiary for the purposes set forth hereunder and the references above to Trustee shall be deemed to be to Beneficiary with respect to such portion of the Folsom Trust Property and Beneficiary shall be vested with all rights, power and authority granted hereunder or by law to Trustee with respect thereto.

        TO HAVE AND TO HOLD the above granted and described Folsom Trust Property unto and to the use and benefit of Trustee and its successors and assigns for the benefit of Beneficiary and the successors and assigns of Beneficiary forever.

        IN TRUST, WITH POWER OF SALE, to secure the payment to Beneficiary of the Indebtedness at the time and in the manner provided for its payment in the Note and in this Deed of Trust;

        PROVIDED, HOWEVER, these presents are upon the express condition, if Trustor shall well and truly pay to Beneficiary the Indebtedness at the time and in the manner provided in the Note and this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note (hereinafter defined) and in the other Loan Documents (hereinafter defined), these presents and the estate hereby granted shall cease, terminate and be void;

                           PART I - GENERAL PROVISIONS

        AND Trustor represents to, covenants with and warrants to Trustee and Beneficiary that:

        1. PAYMENT OF INDEBTEDNESS AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Trustor shall pay the Indebtedness at the time and in the manner provided in the Note, this Deed of Trust and the other Loan Documents. All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

        2. WARRANTY OF TITLE. Trustor has good and marketable title to the Folsom Trust Property; Trustor has the right to deed, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Folsom Trust Property; Trustor possesses an indefeasible fee estate in the Real Property; and Trustor owns the Folsom Trust Property free and clear of all liens, encumbrances and charges whatsoever except those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust (this Deed of Trust and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the "Permitted Encumbrances"). Trustor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Beneficiary and Trustee against the claims of all persons whomsoever.

        3. INSURANCE; CASUALTY.

                (a) Trustor, at its sole cost and expense, shall keep the Folsom Trust Property insured during the term of this Deed of Trust for the mutual benefit of each Trustor, Trustee and Beneficiary against loss or damage by any peril covered by a standard "special perils" or "all risk of physical loss" insurance policy including, without limitation, riot and civil commotion, acts of terrorism, vandalism, malicious mischief, burglary, theft and mysterious disappearance in an amount (i) equal to at least one hundred percent (100%) of the then "full replacement cost" of the Improvements and Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Trustor a coinsurer under such policies. The policies of insurance carried in accordance with this Paragraph 3 shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation, and shall have a deductible no greater than $10,000 unless so agreed by Beneficiary.

                (b) Trustor, at its sole cost and expense, for the mutual benefit of each Trustor, Trustee and Beneficiary, shall also obtain and maintain during the term of this Deed of Trust the following policies of insurance:

                (i) Flood insurance if any part of the Real Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Folsom Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

                (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

                (iii) Rental loss insurance in an amount equal to at least one hundred percent (100%)of the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such rental loss insurance shall be increased from time to time during the term of this Deed of Trust as and when new Leases and renewal Leases are entered into in accordance with the terms of this Deed of Trust, to reflect all increased rent and increased additional rent payable by all of the tenants under such renewal Leases and all rent and additional rent payable by all of the tenants under such new Leases.

                (iv) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

                (v) Such other insurance (including, without limitation, earthquake insurance)as may from time to time be reasonably required by Beneficiary in order to protect its interests or, in the event of a Secondary Market Transaction (as hereinafter defined), as required by the Rating Agencies (as such terms are hereinafter defined) provided, however, that (a) earthquake insurance coverage shall only be required if such insurance is available at a Commercially Reasonable Cost (hereinafter defined), and (b) in any event, the requirement for earthquake insurance coverage shall be suspended if, and for so long as, the following conditions are satisfied: (1) there are no defaults under the Loan Documents, (2) the Seismic Risk Assessment report has been reviewed and approved by Beneficiary, (3) the Probable Maximum Loss ("PML") of the Real Property on a 475-year recurrence interval and 90th percentile damage estimate is less than 20%, and (4) there have been no material adverse changes in the seismicity of the Real Property.

                The term "Commercially Reasonable Cost" shall mean that the cost of earthquake insurance coverage does not increase the premium for the Trustor's existing property insurance coverage applicable to the Folsom Trust Property by more than one hundred (100%).

                (c) All policies of insurance (the "Policies") required pursuant to this Paragraph 3 (i) shall be issued by an insurer satisfactory to Beneficiary (and, in the event of a Secondary Market Transaction, to the Rating Agencies), (ii) shall contain the standard New York mortgagee non-contribution clause naming Beneficiary as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Deed of Trust without cost to Beneficiary, (iv) shall be delivered to Beneficiary, (v) shall contain such provisions as Beneficiary deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Trustor, Trustee, Beneficiary nor any other party shall be a co-insurer under such Policies and that Beneficiary shall receive at least thirty (30) days prior written notice of any modification or cancellation and (vi) shall be satisfactory in form and substance to Beneficiary (and, in the event of a Secondary Market Transaction, to the Rating Agencies) and shall be approved by Beneficiary (and, in the event of a Secondary Market Transaction, by the Rating Agencies) as to amounts, form, risk coverage, deductibles, loss payees and insureds. All amounts recoverable thereunder are hereby assigned to the Beneficiary. Not later than thirty (30) days prior to the expiration date of each of the Policies, Trustor will deliver to Beneficiary satisfactory evidence of the renewal of each of the Policies.

                (d) If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Trustor shall give prompt notice thereof to Beneficiary and prior to the making of any repairs thereto. Following the occurrence of fire or other casualty, Trustor, regardless of whether insurance proceeds are payable under the Policies or, if paid, are made available to Trustor by Beneficiary, shall promptly proceed with the repair, alteration, restoration, replacement or rebuilding of the Improvements as near as possible to their value, utility, condition and character prior to such damage or destruction. Such repairs, alterations, restoration, replacement and rebuilding are herein collectively referred to as the "Restoration". The Restoration shall be performed in accordance with the following provisions:

                (i) Trustor shall procure, pay for and furnish to Beneficiary true copies of all required governmental permits, certificates and approvals with respect to the Restoration.

                (ii) Trustor shall furnish Beneficiary, within thirty (30) days of the casualty, evidence reasonably satisfactory to Beneficiary of the cost to complete the Restoration.

                (iii) If the Restoration involves structural work or the estimated cost to complete the Restoration exceeds five percent (5%) of the original principal amount of the Folsom Note, the Restoration shall be conducted under the supervision of an architect (the "Architect") selected by Trustor and approved by Beneficiary (which approval shall not be unreasonably withheld), and no such Restoration shall be made except in accordance with detailed plans and specifications, detailed cost estimates and detailed work schedules approved by Beneficiary (which approval shall not be unreasonably withheld).

                (iv) If the estimated cost of the Restoration shall exceed ten percent (10%) of the original principal amount of the Folsom Note in the aggregate, at the request of Beneficiary, Trustor, before commencing any work, shall cause to be furnished to Beneficiary a surety bond or bonds, in form and substance reasonably satisfactory to Beneficiary, naming Trustor and Beneficiary as co-obligees, in an amount that is not less than the estimated cost of the Restoration, issued by a surety company or companies reasonably satisfactory to Beneficiary.

                (v) The Restoration shall be prosecuted to completion with all due diligence and in an expeditious and first class workmanlike manner and in compliance with all laws and other governmental requirements, all permits, certificates and approvals, all requirements or fire underwriters and all insurance policies then in force with respect to the Real Property.

                (vi) At all times when any work is in progress, Trustor shall maintain all insurance then required by law or customary with respect to such work, and, prior to the commencement of any work, shall furnish to Beneficiary duplicate originals or certificates of the policies therefor.

                (vii) Upon completion of the Restoration, Trustor shall obtain
        (A) any occupancy permit which may be required for the Improvements and
        (B) all other governmental permits, certificates and approvals and all permits, certificates and approvals of fire underwriters which are required for or with respect to the Restoration, and shall furnish true copies thereof to Beneficiary.

                (viii) An Event of Default (as hereinafter defined) shall be deemed to have occurred under this Deed of Trust if Trustor, after having commenced demolition or construction of any Improvements, shall abandon such demolition or the construction work or shall fail to complete such demolition and construction within a reasonable time after the commencement thereof.

                (e) Trustor and Beneficiary shall jointly adjust and settle all insurance claims, provided, however, if an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to adjust and settle such claims without the prior consent of Trustor. In the event of any insured loss, the payment for such loss shall be made directly to Beneficiary. Any insurance proceeds payable under any of the Policies may, at the option of Beneficiary, be used in one or more of the following ways: (w) applied to the Indebtedness, whether such Indebtedness then be matured or unmatured (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred and remains uncured, then such application shall be subject to the applicable premium computed in accordance with the Note), (x) used to fulfill any of the covenants contained herein as the Beneficiary may determine, (y) used to replace or restore the property to a condition satisfactory to the Beneficiary, or (z) released to the Trustor. Notwithstanding the foregoing, provided (i) not more than ten percent (10%) of the gross area of the Improvements is directly affected by such damage, destruction or loss and the amount of the loss does not exceed ten percent (10%) of the original principal amount of the Folsom Note, (ii) no Event of Default or event that with the passage of time or giving of notice or both would constitute a default has occurred hereunder, under the Note or under any of the other Loan Documents and remains uncured at the time of such application, (iii) the insurer does not deny liability to any named insured, (iv) each major and/or anchor tenant (as determined by Beneficiary) whose Lease permits termination thereof as a result of such insured loss, agrees in writing to continue its Lease, (v) rental loss insurance is available and in force and effect to offset in full any abatement of rent to which any tenant may be entitled as a result of such damage, destruction or loss, (vi) the remaining Improvements continue at all times to comply with all applicable building, zoning and other land use laws and regulations, (vii) in Beneficiary's judgment, the Restoration is practicable and can be completed within one (1) year after the damage, destruction or loss and at least one (1) year prior to the Maturity Date (as such term is defined in the Note) and (viii) rebuilding of the Improvements to substantially identical size, condition and use as existed prior to the casualty is permitted by all applicable laws and ordinances, then all of such proceeds shall be used for Restoration. Any application of insurance proceeds to the Indebtedness shall be to the unpaid installments of principal due under the Note in the inverse order of their maturity, such that the regular payments under the Note shall not be reduced or altered in any manner. In the event the above criteria are satisfied (including that no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default has occurred hereunder, under the Note or other Loan

Documents) or Beneficiary otherwise elects to allow the use of such proceeds for the Restoration, such proceeds shall be disbursed in accordance with the following provisions:

                (i) Each request for an advance of insurance proceeds shall be made on seven (7) days' prior notice to Beneficiary and shall be accompanied by a certificate of the Architect, if one be required under Paragraph 3(d)(iii) above, otherwise by an executive officer or managing general partner or managing member of Trustor, stating (A) that all work completed to date has been performed in compliance with the approved plans and specifications and in accordance with all provisions of law,
        (B) the sum requested is properly required to reimburse Trustor for payments by Trustor to, or is properly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Restoration (giving a brief description of such services and materials), and that when added to all sums, if any, previously disbursed by Beneficiary, does not exceed the value of the work done to the date of such certificate and
        (C) that the amount of such proceeds remaining in the hands of Beneficiary will be sufficient on completion of the work to pay the same in full (giving, in such reasonable detail as Beneficiary may require, an estimate of the cost of such completion).

                (ii) Each request for an advance of insurance proceeds shall, to the extent permitted under applicable law, be accompanied by waivers of liens satisfactory to Beneficiary covering that part of the Restoration previously paid for, if any, and by a search prepared by a title company or by other evidence reasonably satisfactory to Beneficiary including without limitation a title endorsement satisfactory to Beneficiary if available in the state where the Real Property is located, that there has not been filed with respect to the Real Property any mechanic's lien or other lien or instrument and that there exist no encumbrances on or affecting the Real Property other than the Permitted Encumbrances or otherwise approved by Beneficiary. In addition to the foregoing, the request for the final advance shall be accompanied by (A) any final occupancy permit which may be required for the Improvements, (B) all other governmental permits, certificates and approvals and all other permits necessary for the occupancy and operation of the Real Property,
        (C) Tenant estoppels from tenants whose space was affected and (D) final lien waivers from all contractors, subcontractors and materialmen.

                (iii) No advance of insurance proceeds shall be made if there exists an Event of Default or event which with the passage of time or the giving of notice or both would constitute a default on the part of Trustor under this Deed of Trust, the Note or any other Loan Document.

                (iv) If the cost of the Restoration (as reasonably estimated by Beneficiary) at any time shall exceed the amount of the insurance proceeds available therefor, insurance proceeds shall not be advanced until Trustor, before commencing the Restoration or continuing the Restoration, as the case may be, shall deposit the full amount of the deficiency (or other assurances reasonably satisfactory to Beneficiary) with Beneficiary and the amount so deposited shall first be applied toward the cost of the Restoration before any portion of the insurance proceeds is disbursed for such purpose.

        Upon completion of the Restoration and payment in full therefor, or upon failure on the part of Trustor promptly to commence or diligently to continue the Restoration, or at any time upon request by Trustor, Beneficiary may apply the amount of any such proceeds then or thereafter in the hands of Beneficiary to the payment of the Indebtedness; provided, however, that nothing herein contained shall prevent Beneficiary from applying at any time the whole or any part of such proceeds to the curing of any default that has not been cured within the applicable cure period under this Deed of Trust, the Note or any other Loan Document.

                (f) Insurance proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Indebtedness. Trustor shall execute, deliver, file and/or record, at its expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the insurance proceeds and such additional funds. If Beneficiary elects to have the insurance proceeds applied to Restoration, (i) the insurance proceeds shall be, at Beneficiary's election, disbursed in installments by Beneficiary or by a disbursing agent ("Depository") selected by Beneficiary and whose fees and expenses shall be paid by Trustor in the manner provided in Paragraph 3(e) above and (ii) all costs and expenses incurred by Beneficiary in connection with the Restoration, including, without limitation, reasonable counsel fees and costs, shall be paid by Trustor.

        4. PAYMENT OF TAXES, ETC.

                (a) Trustor shall pay all taxes, assessments, water rates and sewer rates and assessments, now or hereafter levied or assessed or imposed against the Folsom Trust Property or any part thereof (the "Taxes") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees (collectively, "Other Charges") for the use of vaults, chutes and similar areas adjoining the Real Property, as same become due and payable. Trustor will deliver to Beneficiary, promptly upon Beneficiary's request, evidence satisfactory to Beneficiary that the Taxes and Other Charges have been so paid and are not then delinquent. Trustor shall not suffer or permit any lien or charge (including, without limitation, any mechanic's lien) against all or any part of the Folsom Trust Property and Trustor shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Folsom Trust Property. Trustor shall promptly pay for all utility services provided to the Folsom Trust Property. In addition, Beneficiary may, at its option, retain the services of a firm to monitor the payment of Taxes, the cost of which shall be borne by Trustor.

                (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 4, Trustor shall have the right to contest in good faith the amount or validity of any such Taxes, liens or Other Charges (including, without limitation, tax liens and mechanics' liens) referred to in subparagraph (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Beneficiary, provided that
(i) no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default hereunder, under the Note or other Loan Documents has occurred and is continuing, (ii) Trustor pays such Taxes, liens or Other Charges as same become due and payable, unless Trustor delivers evidence satisfactory to Beneficiary that, as a result of Trustor's contest, Trustor's obligation to pay such Taxes, liens or Other Charges has been deferred by the appropriate governmental authority, in which event, Trustor may defer such payment of such Taxes, liens or Other Charges until the date specified by such governmental authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Trustor, (iv) Beneficiary shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Taxes, liens or Other Charges promptly paid if at any time all or any part of the Folsom Trust Property shall be in imminent danger of being foreclosed, sold, forfeited or otherwise lost or if the title, lien and security interest created by this Deed of Trust or the priority thereof shall be in imminent danger of being impaired, (vi) Trustor shall have set aside adequate reserves (in Beneficiary's judgment) for the payment of such Taxes, liens or Other Charges, together with all interest and penalties thereon and (vii) Trustor shall have furnished such security as may be required in the proceeding or as may be requested by Beneficiary, to insure the payment of any such Taxes, liens or Other Charges, together with all interest and penalties thereon.

        5. RESERVE FUND.

                (a) Tax and Insurance Fund. Trustor shall pay to Beneficiary on the first day of each calendar month such amounts as Beneficiary from time to time estimates to be sufficient to create and maintain a reserve fund from which
(i) to pay the Taxes and Other Charges, at least thirty (30) days prior to the date they are due without the payment of any penalties or interest, and (ii) to pay, at least thirty (30) days prior to their due date for the renewal of the coverage afforded by the Policies upon the expiration thereof, the insurance premiums for the Policies estimated by Beneficiary to be payable on such due date (said amounts in (i) and (ii) above hereafter called the "Tax and Insurance Fund"). The foregoing provisions of this subparagraph (a) to the contrary notwithstanding, Beneficiary shall suspend the requirement that the Trustor fund and maintain a reserve fund for insurance premiums for the Policies as long as all of the following conditions remain satisfied: (i) no Event of Default shall have occurred and remain uncured, (ii) the original Trustor named in this Deed of Trust (the "Original Trustor") is and remains at all times the owner of the Folsom Trust Property, (iii) the Original Trustor complies with all obligations in this Deed of Trust and the other Loan Documents regarding insurance, including without limitation providing Beneficiary with timely evidence (1) that the required insurance coverage is in place and in full force and effect for the Folsom Trust Property and is never suspended nor are payments for insurance premiums ever delinquent, and (2) that all insurance premiums are paid in full and (iv) the Lease and subleases (collectively, the "CISOC Leases") with California Independent System Operator Corporation ("CISOC") demising approximately 52,186 square feet of the rentable space in the Improvements are and remain in full force and effect, and CISOC is and remains in actual occupancy of its demised premises and is paying rents according to the respective terms of the CISOC Leases, and there is no default at any time under the CISOC Leases. Provided that there are no defaults under the Loan Documents, the funds on deposit in the Tax and Insurance Fund shall only be used for the purpose for which such reserve is created and for no other purposes.

                (b) Replacement Reserve Fund. If required by Beneficiary, Trustor shall enter into a Replacement Reserve Agreement which shall require Trustor to pay to Beneficiary on the first day of each calendar month one twelfth (1/12) of the amount reasonably estimated by Beneficiary to be due for the replacements and capital repairs required to be made to the Folsom Trust Property during each calendar year (the "Replacement Reserve Fund"). Beneficiary shall make disbursements from the Replacement Reserve Fund for items specified in the Replacement Reserve Agreement as set forth in such Agreement. Beneficiary may require an inspection of the Folsom Trust Property prior to making a disbursement in order to verify completion of replacements and repairs. Beneficiary reserves the right to make any disbursement from the Replacement Reserve Fund directly to the party furnishing materials and/or services. The foregoing provisions of this subparagraph (b) to the contrary notwithstanding, Beneficiary shall suspend the requirement that Trustor fund and maintain a reserve fund for capital repairs and replacements to the Folsom Trust Property as long as all as all of the following conditions remain satisfied: (i) no Event of Default shall have occurred and remain uncured, (ii) Original Trustor named in this Deed of Trust is and remains at all times the owner of the Folsom Trust Property, (iii) Original Trustor complies with all obligations in this Deed of Trust and the other Loan Documents regarding maintaining the Folsom Trust Property, including without limitation maintaining the Folsom Trust Property in good order and repair and (iv) inspections of the Folsom Trust Property do not uncover the necessity of reinstating such reserve, in Beneficiary's sole discretion.

                (c) Tenant Improvement and Leasing Commission Reserve. Trustor and Beneficiary have entered into that certain Tenant Improvement and Leasing Commission Agreement which requires Trustor to pay to Beneficiary on the first day of each calendar month deposits for tenant improvements and leasing commissions in amounts set forth therein for payment of costs and expenses incurred by Trustor in connection with the performance of work to refit and release rentable space in the improvements constituting a part of any of the Collateral Properties (hereinafter defined) that is currently vacant or anticipated to be vacated during the term of the Crossed Loans (hereinafter defined), and for payment of leasing commissions incurred by Trustor in connection with the releasing of space in any such improvements that is currently vacant or anticipated to be vacated during the term of the Crossed Loans (the "Tenant Improvement and Leasing Commission Reserve Fund"), all according to the Tenant Improvement and Leasing Commission Agreement.

                (d) [Intentionally Deleted].

        The amounts in (a), (b), (c) and (d) above shall hereinafter be collectively called the "Reserve Fund". Trustor hereby pledges to Beneficiary any and all monies now or hereafter deposited as the Reserve Fund as additional security for the payment of the Indebtedness. Beneficiary may apply the Reserve Fund to payments of Taxes, Other Charges, insurance premiums and, as applicable, payments for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediations required to be made by Trustor pursuant to the terms hereof or pursuant to the terms of any other Loan Documents (even though subsequent owners of the Folsom Trust Property may benefit thereby); provided, however, if there is an Event of Default which is continuing, then Beneficiary may credit such Reserve Fund against the Indebtedness in such priority and proportions as Beneficiary in its discretion shall deem proper. If the Reserve Fund is not sufficient to fully pay for the Taxes, Other Charges and/or the insurance premiums or, as applicable, amounts for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediation when due, Trustor shall promptly pay to Beneficiary, upon demand, an amount which Beneficiary shall estimate as sufficient to make up the deficiency. The Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Beneficiary. No earnings or interest on the Reserve Fund shall be payable to Trustor unless otherwise agreed to by Beneficiary pursuant to the terms and provisions of a specific reserve agreement and subject to the payment by Trustor of any fees required to set up and/or maintain such interest-bearing account.

        6. CONDEMNATION. Trustor shall promptly give Beneficiary and Trustee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Beneficiary and Trustee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Trustor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Trustor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, in this Deed of Trust and the other Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Beneficiary to the discharge of the Indebtedness. Trustor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Trustor, to be paid directly to Beneficiary. Beneficiary may, at Beneficiary's election, use the award in any one or more of the following ways: (a) apply any such award or payment (for purposes of this Paragraph 6, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Trustor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the applicable premium computed in accordance with the Note), (b) use the same or any part thereof to fulfill any of the covenants contained herein as the Beneficiary may determine, (c) use the same or any part thereof to replace or restore the Folsom Trust Property to a condition satisfactory to the Beneficiary, or (d) release the same to the Trustor. If the Folsom Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

        7. LEASES AND RENTS.

                (a) Trustor does hereby absolutely and unconditionally assign to Beneficiary its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Beneficiary shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Beneficiary. Trustor agrees to execute and deliver to Beneficiary such additional instruments in form and substance satisfactory to Beneficiary, as may hereafter be requested by Beneficiary to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph 7, Beneficiary grants to Trustor a revocable license to operate and manage the Folsom Trust Property and to collect the Rents. Trustor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Beneficiary for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of Paragraph 1 of the separate Assignment of Leases and Rents of even date herewith granted by the Trustor as "Assignor" to the Beneficiary as "Assignee" with respect to the Folsom Trust Property ("Assignment of Leases and Rents"). Upon the occurrence of an Event of Default, the license granted to Trustor herein shall be automatically revoked and Beneficiary shall immediately be entitled to possession of all Rents, whether or not Beneficiary enters upon or takes control of the Folsom Trust Property. Beneficiary is hereby granted and assigned by Trustor the right, at its option, upon the revocation of the license granted herein to enter upon the Folsom Trust Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Beneficiary in its discretion shall deem proper. It is further the intent of Trustor and Beneficiary that the Rents hereby absolutely assigned are no longer, during the term of this Deed of Trust, property of Trustor or property of any estate of Trustor as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Trustor. The term "Rents" as used herein shall mean the gross rents without deduction or offsets of any kind.

                (b) All Leases executed after the date of this Deed of Trust shall provide that they are subordinate to this Deed of Trust and that the lessee agrees to attorn to Beneficiary; provided, however, that nothing herein shall affect Beneficiary's right to designate from time to time any one or more Leases as being superior to this Deed of Trust and Trustor shall execute and deliver to Beneficiary and shall cause to be executed and delivered to Beneficiary from each tenant under such Lease any instrument or agreement as Beneficiary may deem necessary to make such Lease superior to this Deed of Trust. Upon request, Trustor shall promptly furnish Beneficiary with executed copies of all Leases.

                (c) Trustor shall not, without the prior consent of Beneficiary, which consent shall not be unreasonably withheld (i) lease all or any part of the Folsom Trust Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents (the actions described in the foregoing clauses (i) through (vi) are hereinafter, collectively, referred to as the "Leasing Actions" and individually as a "Leasing Action").

                (d) With respect to each Lease, Trustor shall (i) observe and perform each and every provision thereof on the lessor's part to be fulfilled or performed under each

Lease and not do or permit to be done anything to impair the value of the Leases as security for the Crossed Loans, including surrender or voluntary termination of any Lease, (ii) promptly send to Beneficiary copies of all notices of default which Trustor shall send or receive thereunder, (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Beneficiary, all such further assurances, confirmations and assignments in connection with the Folsom Trust Property as Beneficiary shall, from time to time, require and (v) upon request, furnish Beneficiary with executed copies of all Leases. Upon the occurrence of any Event of Default under this Deed of Trust, Trustor shall pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Folsom Trust Property or part of the Folsom Trust Property as may be occupied by Trustor or any one Trustor and upon default in any such payment Trustor shall vacate and surrender possession of the Folsom Trust Property to Beneficiary or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise.

                (e) If required by the terms of the applicable Leases, all security deposits of tenants occupying the Folsom Trust Property or any of the other Collateral Properties, whether held in cash or any other form, shall not be commingled with any other funds of Trustor and, if cash, shall be deposited by Trustor at such commercial or savings bank or banks as may be reasonably satisfactory to Beneficiary. Following the occurrence and during the continuance of any Event of Default, Trustor shall, upon Beneficiary's request, if permitted by any applicable legal requirements, turn over to Beneficiary the security deposits with respect to all or any portion of the Folsom Trust Property, to be held by Beneficiary subject to the terms of the Leases.

        8. MAINTENANCE AND USE OF FOLSOM TRUST PROPERTY. Trustor shall, at its sole cost and expense, keep and maintain the Folsom Trust Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Trustor shall not erect any new buildings, structures or building additions on the Folsom Trust Property without the prior consent of Beneficiary. So long as no Event of Default shall have occurred and be continuing, Trustor shall have the right at any time and from time to time after providing Beneficiary with written notice to make or cause to be made reasonable alterations of and additions to the Folsom Trust Property or any part thereof, provided that any alteration or addition (i) shall not change the general character of the Folsom Trust Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Folsom Trust Property, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Folsom Trust Property and all requirements of the issuers thereof, (iii) is promptly and fully paid for, or caused to be paid for, by Trustor, (iv) the estimated cost of such alteration or addition does not exceed five percent (5%) of the original principal amount of the Folsom Note, (v) is made under the supervision of a qualified architect or engineer, (vi) shall not violate the terms of any Leases, and (vii) upon completion, Trustor shall provide Beneficiary with (aa) a satisfactory final improvement survey if the footprint of the building has been altered, (bb), any final occupancy permit which may be required for the

Improvements, (cc) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Beneficiary, and (dd) final lien waivers from all contractors, subcontractors and materialmen. Trustor shall promptly comply with all laws, orders and ordinances affecting the Folsom Trust Property, or the use thereof, provided, however, that nothing in the foregoing clause shall require Trustor to comply with any such law, order or ordinance so long as Trustor shall in good faith, after notice to, but without cost or expense to, Beneficiary, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (i) the enforcement thereof, (ii) the payment of any fine, charge or penalty, (iii) the sale or forfeiture of the Folsom Trust Property or any part thereof, (iv) the lien of this Deed of Trust and the priority thereof from being impaired, (v) the imposition of criminal liability on Beneficiary and (vi) the imposition, unless stayed, of civil liability on Beneficiary; provided that during such contest Trustor shall, at the option of Beneficiary, provide cash, bonds or other security reasonably satisfactory to Beneficiary, indemnifying and protecting Beneficiary against any liability, loss or injury by reason of such non-compliance or contest, and provided further, that such contest shall be promptly and diligently prosecuted by and at the expense of Trustor. Trustor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Folsom Trust Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Trustor shall not commit any waste at the Folsom Trust Property. Trustor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Folsom Trust Property or any part thereof without the express prior written consent of Beneficiary which consent may be withheld by Beneficiary in its sole and absolute discretion. If under applicable zoning provisions the use of all or any portion of the Folsom Trust Property is or shall become a nonconforming use, Trustor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Beneficiary. Trustor covenants and agrees that it shall operate the Folsom Trust Property at all times as a first-class office/industrial building.

        9. TRANSFER OR ENCUMBRANCE OF THE FOLSOM TRUST PROPERTY OR INTERESTS IN THE TRUSTOR; OTHER INDEBTEDNESS.

                (a) Trustor acknowledges that Beneficiary has examined and relied on the creditworthiness and experience of Trustor in owning and operating properties such as the Folsom Trust Property in agreeing to make the Folsom Loan and the other Crossed Loans, and that Beneficiary will continue to rely on Trustor's ownership of the Folsom Trust Property as a means of maintaining the value of the Folsom Trust Property as security for repayment of the Indebtedness. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Folsom Trust Property so as to ensure that, should Trustor default in the repayment of the Indebtedness, Beneficiary can recover the Indebtedness by a sale of the Folsom Trust Property. Trustor shall not, without the prior written consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer in trust or otherwise the Folsom Trust Property or any part thereof or interest therein, or permit the Folsom Trust Property or any part thereof to be sold, conveyed, alienated, deeded, encumbered, pledged or otherwise transferred.

                (b) Except as expressly permitted below in this Paragraph 9(b), a sale, conveyance, alienation, deed, encumbrance, pledge or transfer within the meaning of this Paragraph 9 shall be deemed to include (i) an installment sales agreement wherein Trustor agrees to sell the Folsom Trust Property or any part thereof for a price to be paid in installments, (ii) an agreement by Trustor leasing all or a substantial part of the Folsom Trust Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any Leases or any Rents, (iii) if Trustor, any guarantor of Non-Recourse Carveout Obligations (as hereinafter defined), any other guarantor, any indemnitor of environmental liabilities or any general partner or managing member of Trustor or of any such guarantor or indemnitor is a corporation, the voluntary or involuntary sale, assignment, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than ten percent (10%) of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation, (iv) if Trustor, any guarantor of Non-Recourse Carveout Obligations, any other guarantor, any indemnitor of environmental liabilities or any general partner or managing member of Trustor or any such guarantor or indemnitor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member, and (v) if Trustor, any guarantor of Non-Recourse Carveout Obligations or any other guarantor or any indemnitor of environmental liabilities, is an entity, whether one of the above-mentioned entities or not, any change in the ownership or control of such entity, any merger, consolidation or dissolution or syndication affecting such entity, or the transfer, sale, assignment or pledge of any interest in such entity or in any person, directly or indirectly, controlling such entity or in any general partner or managing member thereof, whether at one time or in a series of related transactions.

                PERMITTED TRANSFERS

                Notwithstanding the foregoing provisions of Paragraph 9(b) above, provided that all applicable West Coast Transfer Conditions (hereinafter defined) are satisfied, the following transfers (each a "West Coast Transfer," collectively, the "West Coast Transfers") shall be permitted without the consent of Beneficiary and shall not constitute a sale, conveyance, alienation, deed, encumbrance, pledge or transfer in violation of the provisions of Paragraph 9(b) above: (a) any Non-Merger Public Trade (hereinafter defined), (b) any Small Private Transfer (hereinafter defined), (c) any Large Private Transfer (hereinafter defined) and (d) any Merger (hereinafter defined).

                As used herein, the term West Coast Transfer Conditions shall mean the following conditions to the extent made applicable to a West Coast Transfer by the terms set forth in each condition:

                (i) with respect to all West Coast Transfers, the Original Trustor is and remains the owner of the Folsom Trust Property and the other Collateral Properties then-subject to the CC/CD Provisions (hereinafter defined);

                (ii) with respect to Large Private Transfers and Mergers, there shall be no default under the Loan Documents;

                (iii) with respect to a Large Private Transfer or a Merger that either (1) generates proceeds of One Million Dollars ($1,000,000.00) or more or (2) involves the transfer of shares greater than 5% of the then-outstanding shares of West Coast (hereinafter defined), Beneficiary shall be provided with prior written notice of such transfer, together with a diagram showing the structure of the Original Trustor and all constituent entities after the contemplated transfer and a list of the names, types of interests and percentages of ownership of all owners owning more than 5% of the shares of West Coast after the contemplated transfer, and an administrative fee of $1,000.00, which shall be deemed fully earned upon receipt;

                (iv) with respect to a Merger, (1) the surviving entity is and remains a real estate investment trust organized and domiciled in the United States of America or is a real estate operating company (whose primary purpose is owning, developing, leasing and managing commercial real estate in the United States of America) which is organized and domiciled in the United States of America, (2) Allen K. Meredith is and remains the CEO of the surviving entity, and (3) the net worth of said surviving entity is equal to or greater than that of West Coast immediately prior to the Merger; and

                (v) with respect to a Small Private Transfer, a Large Private Transfer and a Merger, all fees (in addition to the $1,000.00 administrative fee payable under West Coast Transfer Condition (iii), if applicable) and costs incurred by Beneficiary in connection with the transaction, including without limitation, Beneficiary's reasonable attorneys' fees, shall be paid by the Original Trustor.

                As long as the Original Trustor is and remains the owner of the Folsom Trust Property and the other Collateral Properties then subject to the CC/CD Provisions, and West Coast or any entity into which West Coast merges or is consolidated in compliance with, and after satisfying, the conditions set forth in West Coast Transfer Condition
        (iv), the other provisions of this Paragraph 9 shall not apply to transfers of interests in entities that own the stock of West Coast or such successor by merger or consolidation as aforesaid.

                As used in this Deed of Trust, the following terms shall have the meanings set forth below:

                Non-Merger Public Trade shall mean a publicly-traded transfer of shares of West Coast that does not constitute a Merger.

                Small Private Transfer shall mean a private transfer of shares of West Coast to persons who, after such transfer occurs, shall own less than 10% of the outstanding shares of West Coast.

                Large Private Transfer shall mean a private transfer of shares of West Coast, including the sale by West Coast of its securities, but excluding a Small Private Transfer and a Merger.

                Merger shall mean a publicly-traded transfer of shares of West Coast, a private transfer of shares of West Coast or the sale by West Coast of its securities that results in the merger or consolidation of West Coast with or into another entity or the tender offer for all or substantially all of the outstanding shares of West Coast.

                West Coast shall mean West Coast Realty Investors, Inc., a Delaware corporation.

                (c) Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Trustor's sale, conveyance, alienation, deed, encumbrance, pledge or transfer of the Folsom Trust Property without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Folsom Trust Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, deed, encumbrance, pledge or transfer of the Folsom Trust Property.

                (d) Beneficiary's consent to a sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Folsom Trust Property shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Folsom Trust Property made in contravention of this Paragraph 9 shall be null and void and of no force and effect.

                (e) Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any such sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise.

                (f) Notwithstanding the foregoing, Beneficiary shall permit a one-time sale or transfer of the Folsom Trust Property, provided that:

                (i) no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and remain uncured;

                (ii) the proposed transferee ("Transferee"), the guarantors of Non-Recourse Carveout Obligations, any other guarantors, and the indemnitors of environmental liabilities shall be reputable entities or persons of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Beneficiary;

                (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Folsom Trust Property, and Beneficiary shall be provided with reasonable evidence thereof (and Beneficiary reserves the right to approve the Transferee without approving the substitution of the property manager);

                (iv) Beneficiary has received a written request for approval from the Trustor at least forty-five (45) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Transferee, the proposed guarantors of Non-Recourse Carveout Obligations, any other proposed guarantors, and the proposed indemnitors of environmental liabilities and all of the constituent entities of each, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000, which shall be deemed fully earned on the date of receipt and shall be retained by Beneficiary regardless of whether or not the transfer occurs and whether or not approval is given;

                (v) Beneficiary and its counsel have received (aa) certification from Trustor and the Transferee that the proposed terms of the transfer described in subparagraph 9(f)(iv) are the actual terms of the transfer,
        (bb) evidence of casualty insurance and other applicable insurance, (cc) all corporate, partnership or other entity documents and (dd) all other certificates, legal opinions, title materials and other documents which Beneficiary may require, all in form and substance satisfactory to Beneficiary, at least thirty (30) days prior to the proposed transfer;

                (vi) Beneficiary shall be provided with satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Folsom Trust Property to generate a cash flow sufficient to pay the debt service on the Folsom Loan and to maintain a debt service coverage ratio satisfactory to Beneficiary;

                (vii) to the extent applicable, Beneficiary shall have received in writing evidence from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction together with such legal opinions as may be requested by the Rating Agencies. The term "Rating Agencies" as used herein shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency who shall then be rating the certificates or securities issued in connection with the Secondary Market Transaction;

                (viii) except as otherwise provided in Part III of this Deed of Trust, concurrently with transfer of the Folsom Trust Property to the Transferee, the other Collateral Properties must be conveyed to the Transferee pursuant to and in accordance with the provisions of Paragraph 9(f) of the respective deed of trust encumbering each of the Collateral Properties;

                (ix) the Transferee shall have executed and delivered to Beneficiary an assumption agreement in form and substance acceptable to Beneficiary, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Deed of Trust and the other Loan Documents, together with an executed guaranty of Non-Recourse Carveout Obligations and any other guaranty from an approved guarantor and an executed separate environmental indemnity agreement from an approved indemnitor, both in form and substance acceptable to Beneficiary, other documentation as Beneficiary may reasonably require, and such legal opinions and title insurance endorsements as may be reasonably requested by Beneficiary; and

                (x) Beneficiary shall have received an assumption fee equal to one percent (1%) of the then unpaid principal balance of the Folsom Note (against which the administrative fee shall be credited) in addition to the payment of all costs and expenses incurred by Beneficiary in connection with such assumption (including reasonable attorney's fees and costs).

                In the event all of the foregoing conditions are satisfied and Beneficiary consents to the sale or transfer, Beneficiary agrees to release (aa) the transferor Trustor and the prior guarantors of Non-Recourse Carveout Obligations with respect to matters first arising solely after the transfer, and
(bb) the prior indemnitors of environmental liabilities with respect to a presence and/or release which first occurs solely after the transfer; provided, however, the transferor Trustor, the prior guarantors and the prior indemnitors, respectively, shall have the burden of proving that all the conditions in this Paragraph 9 (including, without limitation, the time as to which matters described herein arose) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Beneficiary and shall indemnify and hold Beneficiary harmless for all matters set forth in Paragraph 39 and in the Non-Recourse Carveout Obligations unless and until Beneficiary acknowledges in writing that Trustor has met such burden or a court of competent jurisdiction finds that such transferor Trustor, prior guarantors or prior indemnitors, respectively, met such burden.

                (g) Trustor has not incurred and will not incur any indebtedness, secured or unsecured, other than the Crossed Loans and (i) debt incurred in the ordinary course of business to vendors and suppliers of services to the Collateral Properties, (ii) debt not secured by any of the Collateral Properties, or any portion thereof, and (iii) debt not accompanied by any rights to control or to obtain control of the Trustor. No indebtedness other than the Crossed Loans may be secured (subordinate or pari passu) by any of the Collateral Properties, or any portion thereof.

                10. ESTOPPEL CERTIFICATES.

                (a) Trustor, within ten (10) business days after request by Beneficiary, shall furnish Beneficiary from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Folsom Note, (ii) the unpaid principal amount of the Folsom Note, (iii) the rate of interest in the Folsom Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Folsom Note and this Deed of Trust have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be reasonably requested by Beneficiary.

                (b) Trustor, after request by Beneficiary, will use commercially reasonable efforts to obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Beneficiary from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Beneficiary.

        11. NO COOPERATIVE OR CONDOMINIUM. Trustor represents and warrants that the Folsom Trust Property has not been subjected to a cooperative or condominium form of ownership. Trustor hereby covenants and agrees that it will not file a declaration of condominium, map or any other document having the effect of subjecting the Folsom Trust Property to a condominium or cooperative form of ownership.

        12. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Indebtedness or any portion thereof from the value of the Folsom Trust Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Beneficiary's interest in the Folsom Trust Property, Trustor will pay such tax, with interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Trustor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by notice of not less than ninety (90) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

        13. NO CREDITS ON ACCOUNT OF THE INDEBTEDNESS. Trustor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Folsom Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Folsom Trust Property, or any part thereof, by reason of this Deed of Trust or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than ninety (90) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

        14. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

        15. RIGHT OF ENTRY. Beneficiary and its agents shall have the right, subject to the rights of tenants under Leases, to enter and inspect the Folsom Trust Property at any time during reasonable business hours upon at least forty-eight (48) hour notice to Trustor, except in the case of an emergency, in which event Beneficiary and its agents may enter and inspect the Folsom Trust Property at any time.

        16. BOOKS AND RECORDS.

                (a) Trustor will maintain full, accurate and complete books of accounts and other records reflecting the results of the operations of the Folsom Trust Property as well as its other operations and will furnish, or cause to be furnished, to Beneficiary the following:

                (i) within ninety (90) days after the end of each fiscal year, the Trustor will furnish to Beneficiary, a statement of Trustor's financial condition, including a balance sheet and profit and loss statement, and a statement of annual income and expenses satisfactory in form and substance to Beneficiary in connection with the operation of the Folsom Trust Property, in detail satisfactory to Beneficiary, prepared by, audited and certified by a certified public accountant who is a member of the American Institute of Certified Public Accountants and, in addition, within forty-five (45) days after the end of each fiscal quarter of Trustor, Trustor shall provide the above information except that in each case it may be prepared and certified by the financial officer of Trustor who is responsible for the preparation of such annual financial statements.

                (ii) accompanying the submission of the certified statements of annual and quarterly income and expenses, shall be a certified current rent roll for the Folsom Trust Property (broken out from the other Collateral Properties), which shall include among other things tenant names, lease commencement and expiration dates, square footage, annual rent, annual operating expense and real estate tax contributions, a statement as to whether or not there are any purchase options and/or co-tenancy requirements, and any and all other fees paid by tenants and security deposits currently held.

                (iii) accompanying the submission of the certified statements of annual and quarterly income and expenses shall be such additional financial information as Beneficiary shall reasonably require.

                The foregoing provisions of this subparagraph (a) to the contrary notwithstanding, Beneficiary shall accept financial statements of Trustor, including annual income and expenses, certified by the Trustor, the Trustor's accountant or a financial officer of the Trustor, provided that the such statements certified by a certified public accountant are not available and there are no defaults under the Loan Documents.

                (b) Beneficiary shall have the right, upon five (5) days' prior notice to Trustor, to inspect and make copies of Trustor's books and records and income tax returns and notices.

                (c) In the event of a Secondary Market Transaction, Trustor shall furnish from time to time such information relating to Trustor and the Folsom Trust Property as shall be requested by the Rating Agencies.

        17. PERFORMANCE OF OTHER AGREEMENTS. Trustor shall observe and perform each and every term to be observed or performed by such Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Folsom Trust Property.

        18. REPRESENTATIONS AND COVENANTS CONCERNING LOAN. Trustor represents, warrants and covenants as follows:

                (a) The Note, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Deed of Trust and the other Loan Documents, or the exercise of any right thereunder in compliance with and subject to the effect of applicable law, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                (b) All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Folsom Trust Property, have been obtained and are in full force and effect. The Folsom Trust Property is free of material damage and is in good repair, and there is no proceeding pending of which the Trustor has received notice or is otherwise aware for the total or partial condemnation of, or affecting, the Folsom Trust Property.

                (c) All of the Improvements which were included in determining the appraised value of the Folsom Trust Property lie wholly within the boundaries and building restriction lines of the Folsom Trust Property, and no improvements on adjoining properties encroach upon the Folsom Trust Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Folsom Trust Property except those which are insured against by title insurance. All of the Improvements comply with all requirements of applicable zoning and subdivision laws and ordinances in all material respects.

                (d) The Folsom Trust Property is not subject to any Leases other than the Leases described in the rent roll delivered to Beneficiary in connection with this Deed of Trust. No person has any possessory interest in the Folsom Trust Property or right to occupy the same except under and pursuant to the provisions of the Leases. Except as otherwise disclosed in writing to Beneficiary, the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Except as otherwise disclosed in writing to Beneficiary, all presently existing Leases are subordinate to this Deed of Trust.

                (e) The Folsom Trust Property and the Leases are in compliance in all material respects with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Folsom Trust Property.

                (f) There has not been committed by Trustor, or to Trustor's knowledge, any other person in occupancy of or involved with the operation or use of the Folsom Trust Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Folsom Trust Property or any part thereof or any monies paid in performance of Trustor's obligations under any of the Loan Documents. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

                (g) Trustor operates the Folsom Trust Property and has not entered into any agreement (oral, written or otherwise) with any third party relating to the operation and management of the Folsom Trust Property, and no third party is entitled to any management fee or has any interest in or right to receive any portion of the income derived from owning, operating or managing the Folsom Trust Property. In the event Trustor desires to have a third party operate the Folsom Trust Property, it shall enter into a management agreement (the "Management Agreement") with such party, provided that Beneficiary approves such party (the "Manager"), and Manager and Trustor shall execute an assignment and subordination of such Management Agreement in form satisfactory to Beneficiary, in its sole discretion, assigning and subordinating the Manager's interest in the Folsom Trust Property and all fees and other right of the manager pursuant to such Management Agreement to the rights of the Beneficiary. Such Management Agreement, if any, shall remain in full force and effect and there shall be no default, breach or violation existing thereunder by any party thereto and no event shall occur (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Trustor shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Folsom Trust Property with Manager or any other party without the express written consent of Beneficiary, which consent shall not be unreasonably withheld. If at any time Beneficiary consents to the appointment of a new manager, such new manager and Trustor shall, as a condition of Beneficiary's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Beneficiary.

        19. SINGLE PURPOSE ENTITY. Trustor represents, warrants and covenants that the purpose for which the Trustor is organized shall be limited solely to
(A) owning, holding, selling, leasing, transferring, exchanging, operating and managing one or more of the Collateral Properties, (B) entering into the Crossed Loans with the Beneficiary, (C) refinancing the Collateral Properties in connection with a permitted repayment of one or all of the Crossed Loans in accordance with and subject to the terms and provisions thereof, and (D) transacting any and all lawful business for which a Trustor may be organized under applicable law that is incident, necessary or appropriate to accomplish the foregoing.

        20. EVENTS OF DEFAULT; REMEDIES. Each of the following events shall constitute an "Event of Default" hereunder:

                (a) if (i) any installment of interest or principal is not paid within five (5) days after the same is due, (ii) the entire Indebtedness is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or (iii) any other payment or charge due under the Note, this Deed of Trust or any other Loan Documents is not paid within five (5) days after the same is due;

                (b) if any Taxes payable directly to the billing authority by Trustor are not paid before interest becomes payable on the amount due or a penalty is assessed (provided that the foregoing provisions of this clause (b) shall be subject to the right to contest Taxes granted to Trustor in Paragraph 4(b) of this Deed of Trust, but only for so long as the conditions in Paragraph 4(b) of this Deed of Trust remain satisfied);

                (c) if the Policies are not kept in full force and effect and are not delivered to Beneficiary when required hereunder, or if the Policies are not delivered to Beneficiary within ten (10) days after request by Beneficiary;

                (d) if any of the provisions of Paragraphs 7, 9, 19 or 39 herein are violated or not complied with;

                (e) if any of the events described in Paragraph 41 shall occur;

                (f) if at any time any representation or warranty of Trustor or any Guarantor made herein or in any guaranty, agreement, certificate, report, affidavit, owner's affidavit, financial statement or other instrument furnished to Beneficiary shall be false or misleading in any material respect;

                (g) if any beneficiary under a deed of trust on the Folsom Trust Property, whether superior or subordinate to this Deed of Trust (i) demands payment in full or otherwise accelerates any indebtedness of Trustor or (ii) otherwise commences the exercise of any remedy available to such party under such deed of trust or any other loan document related to such deed of trust;

                (h) if Trustor fails to cure promptly any violation of any law or ordinance affecting the Folsom Trust Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Trustor in Paragraph 8 of this Deed of Trust);

                (i) if any Guaranty (as hereinafter defined) is terminated or any event or condition occurs which, in the sole judgment of Beneficiary, may impair the ability of any Guarantor to perform its obligations under any Guaranty or any Guarantor attempts to withdraw, cancel or disclaim any Guaranty;

                (j) if a default by Trustor under any of the other terms, covenants or conditions of the Note, this Deed of Trust or any other Loan Document shall occur and such default shall not have been cured within thirty (30) days after notice from Beneficiary, provided that if such default is not susceptible of being cured within such thirty (30) day period and Trustor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (j) shall not apply to any other Event of Default expressly set forth in this Paragraph 20 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

                (k) if any of the provisions of Paragraphs 42(d) and/or Paragraph 42(f) are violated or not complied with, and/or if any representation or warranty in Paragraph 42(b) and/or 42(c) shall prove false or misleading in any respect and/or if any of the events described in Paragraph 42(e) shall occur.

        Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Beneficiary.

        Upon the occurrence of any Event of Default, Trustor shall be obligated to pay interest on the entire unpaid principal balance of the Note in accordance with the terms and provisions of the Note.

        Upon the occurrence of any Event of Default, Beneficiary may, to the extent permitted under applicable law, elect to treat the fixtures included in the Folsom Trust Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Folsom Trust Property made under the powers of sale herein granted and conferred, Beneficiary may, to the extent permitted by applicable law, include in such sale any fixtures included in the Folsom Trust Property and relating to such real property.

        21. ADDITIONAL REMEDIES.

                (a) Upon the occurrence of any Event of Default, Beneficiary may take such action, without notice or demand, as it shall deem advisable to protect and enforce its rights against Trustor and in and to the Folsom Trust Property or any part thereof or interest therein, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary (i) enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and servants therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Folsom Trust Property and conduct the business thereat, (B) complete any construction on the Folsom Trust Property in such manner and form as Beneficiary deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Folsom Trust Property, (D) exercise all rights and powers of Trustor with respect to the Folsom Trust Property, whether in the name of Trustor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Folsom Trust Property and every part thereof and (E) apply the receipts from the Folsom Trust Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Folsom Trust Property, as well as just and reasonable compensation for the services of Beneficiary and its counsel, agents and employees, or (ii) institute proceedings for the complete foreclosure of this Deed of Trust in which case the Folsom Trust Property may be sold for cash or upon credit in one or more parcels, or
(iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Indebtedness not then due, or (iv) sell or cause Trustee to sell for cash or upon credit the Folsom Trust Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Folsom Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of or estate in the Folsom Trust Property, or
(v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or (vi) recover judgment on the Note or any Guaranty either before, during or after any proceedings for the enforcement of this Deed of Trust or (vii) pursue such other remedies as Beneficiary may have under applicable law.

                (b) The purchase money proceeds or avails of any sale made under or by virtue of this Paragraph 21, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this Paragraph 21 or otherwise, shall be applied as follows:

        First: To the payment of the costs and expenses of any such sale, including reasonable compensation to Beneficiary and Trustee, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary or Trustee under this Deed of Trust, together with interest as provided herein on all advances made by Beneficiary or Trustee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Folsom Trust Property shall have been sold.

        Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

        Third: To the payment of any other sums required to be paid by Trustor pursuant to any provision of this Deed of Trust or of the Note or of the Guaranty.

        Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

        Beneficiary and any receiver of the Folsom Trust Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

                (c) Beneficiary may adjourn from time to time any sale by Trustee to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                (d) Upon the completion of any sale or sales made by Beneficiary or Trustee under or by virtue of this Paragraph 21, Beneficiary, Trustee, or an officer of any court empowered to do so, as the case may be, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Beneficiary or Trustee, as the case may be, is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Folsom Trust Property and rights so sold and for that purpose Beneficiary or Trustee, as the case may be, may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Paragraph 21, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

                (e) In the event of any sale made under or by virtue of this Paragraph 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Deed of Trust, any Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

                (f) Upon any sale made under or by virtue of this Paragraph 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Folsom Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness (including any prepayment premium due thereon) the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct or receive under this Deed of Trust.

                (g) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Folsom Trust Property or upon any other property of Trustor shall affect in any manner or to any extent, the lien of this Deed of Trust upon the Folsom Trust Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

        22. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Trustor fails to make any payment or to do any act as herein provided, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Without limiting the foregoing, Beneficiary may enter upon the Folsom Trust Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Folsom Trust Property, and the cost and expense thereof (including, without limitation, reasonable attorneys' fees and disbursements to the extent permitted by law), with interest as provided in this Paragraph 22, shall be immediately due and payable to Beneficiary upon demand by Beneficiary therefor. All such costs and expenses incurred by Beneficiary in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as such term is defined in the Note), for the period from the date that such cost or expense was incurred to the date of payment to Beneficiary. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Deed of Trust. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

        23. LATE PAYMENT CHARGE. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the "Late Charge") shall be due as provided in the Note.

        24. PREPAYMENT. The Indebtedness may be prepaid only in accordance with the terms of the Note. Trustor hereby expressly (a) waives any right it may have under California Civil Code Section 2954.10 to prepay the Note in whole or in part, without premium, prior to the time allowed under the Note or upon acceleration of the Maturity Date of the Note; and (b) agrees that if a prepayment of any or all of the Note is made, prior to the time allowed under the Note or following any acceleration of the Maturity Date of the Note by Beneficiary on account of any transfer or disposition prohibited or restricted by the Note or by this Deed of Trust, Trustor shall be obligated to pay, concurrently therewith, the prepayment amount, if any that would be required under the Note. By initialing this provision in the space provided below, Trustor hereby declares that Beneficiary's agreement to make the subject loan at the interest rate and for the term set forth in the Note constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

            /s/ AKM                                            /s/ CPW
-----------------------------                        ---------------------------
Initials of Allen K. Meredith                        Initials Charles P. Wingard



        25. PREPAYMENT AFTER EVENT OF DEFAULT. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Beneficiary's sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium, the calculation of which shall be in accordance with the terms of the Note and shall depend upon whether the Event of Default or acceleration first occurred (i) prior to the time, if any, the prepayment of the principal balance is permitted pursuant to the terms of the Note and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due or (ii) on or after the date on which prepayment of the principal balance is permitted pursuant to the terms of the Note.

        26. APPOINTMENT OF RECEIVER. Beneficiary, upon the occurrence of an Event of Default or in any action to foreclose this Deed of Trust or upon the actual or threatened waste to any part of the Folsom Trust Property, shall be entitled to the appointment of a receiver without notice and without regard to the value or condition of the Folsom Trust Property as security for the Indebtedness or the solvency or insolvency of any person liable for the payment of the Indebtedness.

        27. SECURITY AGREEMENT.

                (a) This Deed of Trust is both a real property Deed of Trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Folsom Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Folsom Trust Property. Trustor, by executing and delivering this Deed of Trust grants to Beneficiary and Trustee (to the extent provided herein), as security for the Indebtedness, a security interest in the Folsom Trust Property to the full extent that the Folsom Trust Property may be subject to the Uniform Commercial Code (such portion of the Folsom Trust Property so subject to the Uniform Commercial Code being called in this Paragraph 27 the "Collateral"). Trustor hereby authorizes Beneficiary to file financing statements in order to create, perfect, preserve and continue the security interest(s) herein granted. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code and shall cover all items of the Collateral that are or are to become fixtures. Information concerning the security interest(s) herein granted may be obtained from Beneficiary upon request.

                If an Event of Default shall occur, Beneficiary and/or Trustee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary and/or Trustee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary and/or Trustee, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary and/or Trustee at a convenient place acceptable to Beneficiary and/or Trustee. Trustor shall pay to Beneficiary and Trustee on demand any and all expenses, including legal expenses and reasonable attorneys' fees and disbursements, incurred or paid by Beneficiary and Trustee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary and/or Trustee with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least five (5) days prior to such sale, disposition or action shall constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Indebtedness in such priority and proportions as Beneficiary in its discretion shall deem proper.

                Trustor shall notify Beneficiary and Trustee of any change in name, identity, structure or state of formation of Trustor and shall promptly execute, file and record, at its sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Beneficiary upon and security interest in the Collateral. In addition, Trustor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Beneficiary shall deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Trustor under the Note, this Deed of Trust or the other Loan Documents. Trustor hereby grants to Beneficiary an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary, as secured party, in connection with the Collateral covered by this Deed of Trust.

                (b) That portion of the Folsom Trust Property consisting of personal property and equipment, shall be owned by Trustor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Trustor nor shall Trustor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

        28. AUTHORITY.

                (a) Trustor has full power, authority and legal right to execute this Deed of Trust, and to deed, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Folsom Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

                (b) Trustor represents and warrants to Beneficiary that Trustor is not a "foreign person" and covenants with Beneficiary that Trustor will not, throughout the term of the Note, become a "foreign person" within the meaning of
Section 1445 and Section 7701 of the Internal Revenue Code of 1986, (26 USC Sections 1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the

"Code"); that is, such Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

                (c) Trustor represents and warrants to Beneficiary that Trustor is a limited liability company organized and existing under the laws of the State of California.

        29. ACTIONS AND PROCEEDINGS. Beneficiary and Trustee shall have the right to appear in and defend any action or proceeding brought with respect to the Folsom Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary and/or Trustee, in their discretion, shall decide should be brought to protect their respective interests in the Folsom Trust Property.

        30. FURTHER ACTS, ETC. Trustor will, at the sole cost of Trustor, and without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary or Trustee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary and/or Trustee the property and rights hereby given, granted, bargained, sold, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver within five (5) business days after request of Beneficiary or Trustee, and if Trustor fails to so deliver, hereby authorizes Beneficiary or Trustee thereafter to execute in the name of Trustor without the signature of Trustor to the extent Beneficiary and/or Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Folsom Trust Property. Trustor grants to Beneficiary and Trustee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary and Trustee at law and in equity, including without limitation such rights and remedies available to Beneficiary and Trustee pursuant to this Paragraph 30.

        31. RECORDING OF DEED OF TRUST, ETC. Trustor forthwith upon the execution and delivery of this Deed of Trust, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Folsom Trust Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interests of Beneficiary and Trustee in, the Folsom Trust Property. Trustor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Folsom Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Folsom Trust Property or any instrument of further assurance, except where prohibited by law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Folsom Trust Property or any instrument of further assurance.

        32. USURY LAWS. This Deed of Trust and the Note are subject to the express condition that at no time shall Trustor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Note, Trustor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

        33. SOLE DISCRETION OF BENEFICIARY. Wherever pursuant to this Deed of Trust, Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise specifically provided herein.

        34. RECOVERY OF SUMS REQUIRED TO BE PAID. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

        35. MARSHALLING AND OTHER MATTERS. Trustor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Folsom Trust Property or any part thereof or any interest therein. Further, Trustor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Folsom Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

        36. WAIVER OF NOTICE. Trustor shall not be entitled to any notices of any nature whatsoever from Beneficiary or Trustee except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Beneficiary or Trustee to Trustor and except with respect to matters for which Beneficiary or Trustee is required by applicable law to give notice, and Trustor hereby expressly waives the right to receive any notice from Beneficiary or Trustee with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary or Trustee to Trustor.

        37. REMEDIES OF TRUSTOR. In the event that a claim or adjudication is made that Beneficiary or Trustee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the other Loan Documents, it has an obligation to act reasonably or promptly, Beneficiary or Trustee shall not be liable for any monetary damages, and Trustor's remedies shall be limited to injunctive relief or declaratory judgment; provided, however, in the event that Trustor alleges that Beneficiary has acted in bad faith with regard to an action or inaction by Beneficiary under the Note, this Deed of Trust or the other Loan Documents, Trustor shall be entitled to bring an action against Beneficiary to recover its alleged actual damages incurred as a result of such alleged bad faith and Trustor's remedies shall not be limited to injunctive relief or declaratory judgment.

        38. REPORTING REQUIREMENTS. At the request of Beneficiary or Trustee, Trustor shall supply or cause to be supplied to Beneficiary either (a) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Trustor's attorney or other person responsible for the preparation of such form, together with a certificate from the person who prepared such form to the effect that such form has, to the best of such person's knowledge, been accurately prepared and that such person will timely file such form or (b) a certification from Trustor that the Folsom Loan is a refinancing of the Folsom Trust Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Trustor hereby indemnifies, defends and holds Beneficiary and Trustee harmless from and against all loss, cost, damage and expense (including without limitation, reasonable attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims) that Beneficiary or Trustee may incur, directly or indirectly, as a result of or in connection with the assertion against Beneficiary or Trustee of any claim relating to the failure of Beneficiary or Trustee to comply with this Paragraph 38.

        39. HAZARDOUS MATERIALS.

                (a) Trustor represents and warrants that, to the best of Trustor's knowledge, and except as otherwise disclosed in the environmental audit report delivered to Beneficiary prior to the Closing Date, (i) the Folsom Trust Property is now and at all times during Trustor's ownership thereof has been free of contamination from any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, lead (whether in water, paint or soil), urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments ("Hazardous Materials"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 et seq. ("CERCLA"); The Federal Resource Conservation and Recovery Act, 42 U.S.C.
section 6901 et seq. ("RCRA"); Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 ("SARA"); Toxic Substances Control Act, 15 U.S.C.
section 2601 et seq. ("TSCA"); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 et seq.; and any other state superlien or environmental clean-up or disclosure statutes (all such laws, rules and regulations being referred to collectively as "Environmental Laws"), (ii) Trustor has not caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Hazardous Materials onto any property adjoining the Folsom Trust Property and
(iii) neither the Trustor nor any tenant or occupant of all or part of the Folsom Trust Property is now or has been involved in operations at the Folsom Trust Property which could lead to liability for Trustor or any other owner of the Folsom Trust Property or the imposition of a lien on the Folsom Trust Property under any Environmental Law.

                (b) At its sole cost and expense, Trustor shall comply with and shall cause all tenants and other occupants of the Folsom Trust Property to comply with all Environmental Laws now in effect or hereafter enacted with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials. Trustor shall promptly notify Beneficiary if Trustor shall become aware of any Hazardous Materials on or near the Folsom Trust Property (except materials (the "Permitted Hazardous Materials") which (i) are ordinarily and customarily used in the regular operation of the Folsom Trust Property as a[n] office/industrial building facility by the Trustor or any current tenant or any future tenant, which tenant and its Lease have been approved by the Beneficiary, and (ii) are used, stored, disposed of and handled in compliance with and in quantities permitted by all applicable Environmental
Laws) and/or if Trustor shall become aware that the Folsom Trust Property is in direct or indirect violation of any Environmental Laws and/or if Trustor shall become aware of any condition on or near the Folsom Trust Property which shall pose a threat to the health, safety or welfare of humans. Trustor shall promptly remove, or cause to be removed, all Hazardous Materials from the Folsom Trust Property (other than the Permitted Hazardous Materials), such removal to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Trustor shall pay immediately when due the cost of removal of any Hazardous Materials and shall keep the Folsom Trust Property free of any lien imposed pursuant to any Environmental Laws now in effect or hereinafter enacted.

                (c) Trustor grants Beneficiary and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Folsom Trust Property to conduct testing and to remove any Hazardous Materials. Except in emergency situations, Beneficiary will provide Trustor with reasonable notice prior to entering the Folsom Trust Property to conduct such testing and removing any Hazardous Materials. The costs of such testing and removal shall immediately become due to Beneficiary and shall be secured by this

Deed of Trust. Trustor, promptly upon the request of Beneficiary, from time to time, shall provide Beneficiary with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form and content satisfactory to Beneficiary. Trustor shall maintain the integrity of all storage tanks and drums on or under the Folsom Trust Property during the term of the Folsom Loan in compliance with all Environmental Laws now in effect or hereinafter enacted. Trustor shall follow an operation and maintenance program with respect to all storage tanks and drums on or under the Folsom Trust Property, which program has been approved in writing by Beneficiary. Notwithstanding the foregoing provisions of this subparagraph (c), provided that no Event of Default has occurred, such inspections and tests shall only be made, and such site assessment or audit reports or updates shall only be required, if Beneficiary has a reasonable basis, as determined in its sole judgment, to be concerned that a presence or release of Hazardous Substances may have occurred at or in the vicinity of the Folsom Trust Property.

                (d) TRUSTOR SHALL INDEMNIFY BENEFICIARY AND TRUSTEE AND HOLD BENEFICIARY AND TRUSTEE HARMLESS FROM AND AGAINST ALL LIABILITY, LOSS, COST, DAMAGE AND EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE AND SETTLEMENT OF CLAIMS) THAT BENEFICIARY OR TRUSTEE MAY INCUR AS A RESULT OF OR IN CONNECTION WITH THE ASSERTION AGAINST BENEFICIARY OR TRUSTEE (WHETHER AS PAST OR PRESENT BENEFICIARY OR TRUSTEE OF THIS DEED OF TRUST, AS MORTGAGEE IN POSSESSION OR AS PAST OR PRESENT OWNER OF THE TRUST PROPERTY BY VIRTUE OF A FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU OF FORECLOSURE OR THE EXERCISE OF A POWER OF SALE) OF ANY CLAIM RELATING TO THE PRESENCE AND/OR RELEASE, THREATENED RELEASE, STORAGE, DISPOSAL, GENERATING OR REMOVAL OF ANY HAZARDOUS MATERIALS OR COMPLIANCE WITH ANY ENVIRONMENTAL LAWS NOW IN EFFECT OR HEREINAFTER ENACTED. THE OBLIGATIONS AND LIABILITIES OF TRUSTOR UNDER THIS PARAGRAPH 39 SHALL SURVIVE FULL PAYMENT OF THE LOAN, ENTRY OF A JUDGMENT OF FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU OF FORECLOSURE OR ANY SUBSEQUENT TRANSFER TO A THIRD PARTY. IT IS UNDERSTOOD THAT THE PRESENCE AND/OR RELEASE OF SUBSTANCES REFERRED TO IN THIS SECTION HEREOF DOES NOT PERTAIN TO A PRESENCE AND/OR RELEASE WHICH FIRST OCCURS SOLELY AFTER
(A) REPAYMENT OF THE LOAN IN FULL IN ACCORDANCE WITH THE LOAN DOCUMENTS OR (B) ACQUISITION OF TITLE TO THE TRUST PROPERTY BY BENEFICIARY UPON A FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU OF FORECLOSURE OR THE EXERCISE OF A POWER OF SALE AND SURRENDER OF POSSESSION AND OCCUPANCY OF THE TRUST PROPERTY BY TRUSTOR, ITS AGENTS, AFFILIATES, EMPLOYEES AND INDEPENDENT CONTRACTORS. TRUSTOR SHALL HAVE THE BURDEN OF PROVING THAT THE CONDITIONS IN THIS SUBPARAGRAPH (D) WERE SATISFIED BY CLEAR AND CONVINCING EVIDENCE AND SHALL CONTINUE TO DEFEND WITH COUNSEL SATISFACTORY TO BENEFICIARY AND SHALL INDEMNIFY AND HOLD BENEFICIARY HARMLESS FOR ALL MATTERS SET FORTH IN THIS PARAGRAPH 39, UNLESS AND UNTIL BENEFICIARY ACKNOWLEDGES IN

WRITING THAT TRUSTOR HAS MET SUCH BURDEN OR A COURT OF COMPETENT JURISDICTION FINDS THAT TRUSTOR HAS MET SUCH BURDEN.

                (e) Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Beneficiary against Trustor or others in connection with any claim relating to the Folsom Trust Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

        40. ASBESTOS. Trustor shall not install or permit to be installed in the Folsom Trust Property, friable asbestos or any substance containing asbestos. With respect to any such material currently present in the Folsom Trust Property, Trustor, at Trustor's expense, shall promptly comply with and shall cause all occupants of the Folsom Trust Property to comply with all present and future applicable federal, state or local laws, rules, regulations or orders relating to asbestos, friable asbestos and asbestos containing materials. In the event any asbestos, friable asbestos or asbestos containing material is discovered at the Folsom Trust Property, Trustor shall obtain a comprehensive asbestos report prepared by a licensed engineer or asbestos consultant acceptable to Beneficiary describing the form, extent, location and condition of such asbestos and recommending methods of removal or abatement. Trustor shall promptly comply at its sole cost and expense with the recommendations contained in such report, such compliance to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Trustor shall indemnify Beneficiary and Trustee and hold Beneficiary and Trustee harmless from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary or Trustee may incur as a result of or in connection with the assertion against Beneficiary or Trustee (whether as past or present beneficiary or trustee of this Deed of Trust, as mortgagee in possession, or as past or present owner of the Folsom Trust Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure or the exercise of a power of sale) of any claim relating to the presence or removal of any asbestos substance referred to in this Paragraph 40, or compliance with any federal, state or local laws, rules, regulations or orders relating thereto. The obligations and liabilities of Trustor under this Paragraph 40 shall survive full payment of the Crossed Loans, foreclosure or the acceptance of a deed in lieu of foreclosure.

        41. BANKRUPTCY OR INSOLVENCY. In the event that Trustor or any Guarantor or, if Trustor or any Guarantor is a general or limited partnership, any general partner of any such entity (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property or
(iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, the entire principal balance of the Note and all obligations under any Guaranty shall become immediately due and payable at the option of Beneficiary without notice to Trustor or any Guarantor and Beneficiary may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

        42. COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS.

                (a) Beneficiary represents and warrants to Trustor that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust, the source of funds from which Beneficiary extends this Deed of Trust is its general account, which is subject to the claims of its general creditors under state law.

                (b) Trustor represents and warrants that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust, (i) Trustor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and (ii) the assets of such Trustor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

                (c) Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust (i) Trustor is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Trustor or any Trustor are not subject to state statues regulating investments of and fiduciary obligations with respect to governmental plans.

                (d) Trustor covenants and agrees to deliver to Beneficiary such certifications or other evidence from time to time throughout the term of this Deed of Trust, as requested by Beneficiary in its sole discretion, that (i) Trustor is not an "employee benefit plan" or a "governmental plan", (ii) Trustor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) one or more of the following circumstances is true:

                (A) Equity interests in Trustor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                (B) Less than 25 percent of all equity interests in such Trustor are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                (C) Trustor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3.-101(c) or (e).

                (e) Any of the following shall constitute an Event of Default under this Deed of Trust, entitling Beneficiary to exercise any and all remedies to which it may be entitled under this Deed of Trust and any other Loan
Documents: (i) the failure of any representation or warranty made by any Trustor under this Paragraph 42 to be true and correct in all respects, (ii) the failure of any Trustor to provide Beneficiary with the written certifications and evidence referred to in this Paragraph 42 or (iii) the consummation by Trustor or any one Trustor of a transaction which would cause this Deed of Trust or any exercise of Beneficiary's rights under this Deed of Trust or the other Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Beneficiary to liability for violation of ERISA or such state statute.

                (f) Trustor shall indemnify Beneficiary and defend and hold Beneficiary harmless from and against all civil penalties, excise taxes, or other loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Beneficiary's sole discretion) that Beneficiary may incur, directly or indirectly, as a result of a default under this Paragraph 42. This indemnity shall survive any termination, satisfaction, foreclosure of or exercise of power of sale under this Deed of Trust.

        43. ASSIGNMENTS. Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust. Notwithstanding anything to the contrary in the Loan Documents, Beneficiary shall assign or transfer all of the Crossed Loans to one assignee or transferee.

        44. COOPERATION. Trustor acknowledges that Beneficiary and its successors and assigns may (a) sell the Crossed Loans (as whole loans), including this Deed of Trust, the Note and other Loan Documents to one investor,
(b) participate any of the Crossed Loans to one or more investors, (c) deposit this Deed of Trust, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise, subject to the provisions of Paragraph 43 hereof, sell any of the Crossed Loans or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "Secondary Market Transactions"). Trustor shall, at its expense, cooperate in good faith with Beneficiary (aa) in effecting any such Secondary Market Transaction and
(bb) to implement all requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to any of the Crossed Loans, modifications to any of the Loan Documents, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require; provided, however, that Trustor shall not be required to modify any Loan Documents which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, (iv) any other material economic term of the Loan Documents, (v) the West Coast Transfers provided for in Paragraph 9(b) of this Deed of Trust, or (vi) the release provisions set forth in Part III hereof or any prepayment provision under the Loan Documents. Notwithstanding the foregoing, Trustor shall not be liable for more than $5,000.00 in expenses in the aggregate under this Paragraph 44 relating to the Folsom Loan during the term of the Folsom Loan. The Trustor shall provide such information and documents relating to Trustor, Guarantor, if any, the Collateral Properties, the Leases and the tenants thereunder as Beneficiary may reasonably request in connection with a Secondary Market Transaction. Beneficiary shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Trustor, the Guarantor, the Folsom Trust Property and the tenants under the Leases. Trustor acknowledges that certain information regarding the Crossed Loans and the parties thereto and the Collateral Properties may be included in a private placement memorandum, prospectus or other disclosure documents.

        45. INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS. Trustor hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Beneficiary, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary and arising from the Non-Recourse Carveout Obligations.

        This indemnity shall survive any foreclosure of this Deed of Trust, the taking of a deed in lieu thereof, the exercise of any power of sale, or any other discharge of the obligations of the Trustor hereunder or a transfer of the Folsom Trust Property, even if the indebtedness secured hereby is satisfied in full. Trustor agrees that the indemnification granted herein may be enforced by Beneficiary without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Folsom Trust Property covered by this Deed of Trust through foreclosure proceedings or otherwise; provided, however, that, subject to Paragraph 46 of this Deed of Trust, nothing herein contained shall prevent Beneficiary from suing on the Note or foreclosing this Deed of Trust or exercising any power of sale or from exercising any other rights under the Loan Documents.

        46. EXCULPATION. Notwithstanding anything to the contrary contained herein, but subject to Paragraph 45 hereof, any claim based on or in respect of any liability of Trustor under the Note or under this Deed of Trust or any other Loan Document shall be enforced only against the Collateral Properties and any other collateral now or hereafter given to secure the Crossed Loans and not against any other assets, properties or funds of Trustor; provided, however, that the liability of Trustor for loss, costs or damage arising out of the matters described below (collectively, "Non-Recourse Carveout Obligations") shall not be limited solely to the Collateral Properties and other collateral now or hereafter given to secure any of the Crossed Loans but shall include all of the assets, properties and funds of Trustor: (i) fraud, material misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature, (iv) liability under environmental covenants, conditions and indemnities contained in the Loan

Documents and in any separate environmental indemnity agreements, (v) personalty or fixtures attached to or used in the operations of any of the Collateral Properties removed or allowed to be removed by or on behalf of Trustor and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of any of the Collateral Properties and any sums expended by Beneficiary in the performance of or compliance with the obligations of Trustor under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Folsom Trust Property, (vii) the sale, conveyance or transfer of title to the Folsom Trust Property or encumbrance of the Folsom Trust Property, except as specifically provided pursuant to the terms and conditions set forth in the Loan Documents,
(viii) [Intentionally Deleted], and (ix) attorney's fees, court costs and other expenses incurred by Beneficiary in connection with enforcement of Trustor's personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Beneficiary may have under any bankruptcy law of the United States or the State of California, including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the indebtedness secured by this Deed of Trust or to require that all of the collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Beneficiary under the Note, this Deed of Trust and the other Loan Documents; (x) to impair the validity of the indebtedness secured by this Deed of Trust; (y) to impair the right of Beneficiary as Beneficiary or secured party or the Trustee to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any Guarantor under any Guaranty.

        47. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Deed of Trust, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

        To Beneficiary:

        John Hancock Life Insurance Company
        John Hancock Tower, T-56
        Real Estate Investment Group
        Boston, MA  02116
        Re: Loan No. 6517804
        and with a copy concurrently to:

        John Hancock Life Insurance Company
        John Hancock Tower, T-30
        200 Clarendon Street
        Boston, MA 02116
        Attention:  Patricia Sullivan, Esquire

        To Trustor:

        WCRI, LLC
        c/o West Coast Realty Investors, Inc.
        3000 Sand Hill Road
        Building 3 Suite 140
        Menlo Park, CA  94025

        and with a copy concurrently to:

        Roger B. Baymiller, Esquire
        Carlsmith Ball LLP
        444 South Flower Street, 9th Floor
        Los Angeles, CA  90071

        To Trustee:

        Commonwealth Land Title Insurance Company
        888 W. 6th Street, 4th Floor
        Los Angeles, CA  90071

        Unless otherwise specified, notices shall be deemed given as follows:
(i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above. Either party may change their address for notice purposes upon giving fifteen (15) days prior notice thereof in accordance with this paragraph.

        48. NON-WAIVER. The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligations hereunder by reason of (a) failure of Beneficiary to comply with any request of Trustor or any Guarantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note, any Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Folsom Trust Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, any Guaranty, this Deed of Trust or the other Loan Documents. Beneficiary may resort for the payment of the Indebtedness to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

        49. JOINT AND SEVERAL LIABILITY. If there is more than one party comprising Trustor, then the obligations and liabilities of each party under this Deed of Trust shall be joint and several.

        50. SEVERABILITY. If any term, covenant or condition of the Note, any Guaranty or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note, any Guaranty and this Deed of Trust shall be construed without such provision.

        51. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

        52. INDEMNITY AND BENEFICIARY'S COSTS. TRUSTOR AGREES TO PAY ALL COSTS, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES, INCURRED BY BENEFICIARY OR TRUSTEE IN ENFORCING THE TERMS HEREOF AND/OR THE TERMS OF ANY OF THE OTHER LOAN DOCUMENTS OR THE NOTE OR ANY GUARANTY, WHETHER OR NOT SUIT IS FILED AND WAIVES TO THE FULL EXTENT PERMITTED BY LAW ALL RIGHT TO PLEAD ANY STATUTE OF LIMITATIONS AS A DEFENSE TO ANY ACTION HEREUNDER. TRUSTOR AGREES TO INDEMNIFY AND HOLD BENEFICIARY AND TRUSTEE HARMLESS FROM ANY AND ALL LIABILITY, LOSS, DAMAGE OR EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS) THAT BENEFICIARY OR TRUSTEE MAY OR MIGHT INCUR HEREUNDER OR IN CONNECTION WITH THE ENFORCEMENT OF ANY OF THEIR RIGHTS OR REMEDIES HEREUNDER, ANY ACTION TAKEN BY BENEFICIARY OR TRUSTEE HEREUNDER, OR BY REASON OR IN DEFENSE OF ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER THAT MAY BE ASSERTED AGAINST BENEFICIARY OR TRUSTEE ARISING OUT OF THE TRUST PROPERTY, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE LOAN DOCUMENTS; AND SHOULD BENEFICIARY OR TRUSTEE INCUR ANY SUCH LIABILITY, LOSS, DAMAGE OR EXPENSE, THE AMOUNT THEREOF WITH INTEREST THEREON AT THE DEFAULT RATE SHALL BE PAYABLE BY TRUSTOR IMMEDIATELY WITHOUT DEMAND, SHALL BE SECURED BY THIS DEED OF TRUST, AND SHALL BE A PART OF THE INDEBTEDNESS.

        53. [INTENTIONALLY DELETED].

        54. NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or any one Trustor or Beneficiary or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        55. NO FOREIGN PERSON. Trustor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department Regulations, including temporary regulations.

        56. SEPARATE TAX LOT. The Folsom Trust Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Folsom Trust Property or any portion thereof.

        57. RIGHT TO RELEASE ANY PORTION OF THE FOLSOM TRUST PROPERTY. Beneficiary or Trustee may release or reconvey any portion of the Folsom Trust Property for such consideration as Beneficiary may require without, as to the remainder of the Folsom Trust Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Beneficiary for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Beneficiary may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Folsom Trust Property.

        58. SUBROGATION. The Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Indebtedness secured by this Deed of Trust.

        59. ADMINISTRATIVE FEES. Beneficiary may charge its standard administrative fees and be reimbursed for all costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing post-closing requests of Trustor.

        60. DISCLOSURE. Trustor represents and warrants that (a) it has fully disclosed to Beneficiary all facts material to the Folsom Trust Property and the operation and tenants thereof, the Trustor, the Trustor's business operations, any guarantor of Non-Recourse Carveout Obligations, any indemnitor of environmental liabilities and any other Guarantor and any principal of any of them and the background, creditworthiness, financial condition and business operations of each, (b) all material information submitted in connection with this Loan is true, correct and complete, (c) the financial and operating statements and other accounting information submitted in connection with the Crossed Loans are true, correct, complete, and fairly present the financial condition of the Trustor, Guarantors and indemnitors and their respective principals and have been prepared consistent with proper accounting standards; and (d) there is no litigation, action, claim, or other proceeding, pending or threatened which might, in any way, materially and/or adversely affect the Trustor, any Guarantor, any indemnitor or the principals of any of them, or the Folsom Trust Property, Beneficiary's lien thereon, or the financial condition of the Folsom Trust Property or any of the aforementioned persons, and a misrepresentation or breach of any material representation, warranty or covenant shall be an Event of Default under the Loan Documents.

        61. HEADINGS, ETC. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

        62. ADDRESS OF REAL PROPERTY. The street address of the Real Property is as follows: 101 Blue Ravine Road, Folsom, CA.

        63. METHOD OF PAYMENT. All payments of principal and interest and other amounts due under this Deed of Trust shall be paid to Beneficiary by Automated Clearing House debit against Trustor's account.

        64. PUBLICITY. Trustor agrees that Beneficiary, at its expense, may publicize the financing of the Folsom Trust Property in trade and similar publications.

        65. RELATIONSHIP. The relationship of Beneficiary to Trustor under this Deed of Trust is strictly and solely that of lender and borrower and nothing contained in this Deed of Trust or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Trustor other than that of lender and borrower.

        66. HOMESTEAD. Trustor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

        67. NO THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

        68. COMPLIANCE WITH REGULATION U. Trustor represents, warrants and covenants that no part of the proceeds of the Crossed Loans will be used for the purpose (whether immediate, incidental or ultimate) of buying or carrying any margin stock within the meaning of Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System of the United States or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose, or for any other purpose which might constitute this Loan a "purpose credit" within the meaning of such Regulation U.

        69. ENTIRE AGREEMENT. This Deed of Trust, the Note and the other Loan Documents constitute the entire agreement among Trustor and Beneficiary with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

        70. SERVICER. Beneficiary may from time to time appoint a servicer (the "Servicer") to administer the Crossed Loans, which Servicer shall have the power and authority to exercise all of the rights and remedies of Beneficiary and to act as agent of Beneficiary hereunder.

        71. GOVERNING LAW; CONSENT TO JURISDICTION. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH TRUSTOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH TRUSTOR'S, ENDORSER'S OR GUARANTOR'S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH TRUSTOR, ENDORSER OR GUARANTOR. EACH TRUSTOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST, THE NOTE, ANY GUARANTY OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS DEED OF TRUST, THE NOTE, THE GUARANTY AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, TRUSTOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH TRUSTOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH TRUSTOR, ENDORSER OR GUARANTOR AT 3000 SAND HILL ROAD, BUILDING 3 SUITE 140, MENLO PARK, CA, 94025.

        72. TITLE ACTS BY TRUSTEE. At any time upon written request of Beneficiary, payment of its fees and presentation of this Deed of Trust and the Note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the Indebtedness, Trustee shall (a) consent to the making of any map or plat of the Folsom Trust Property, (b) join in granting any easement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge thereof or (d) reconvey, without warranty, all or any part of the Folsom Trust Property. The Trustee in any reconveyance may be described as the "person or persons legally entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustor agrees to pay a reasonable Trustee's fee for full or partial reconveyance, together with a recording fee if Trustee, at its option, elects to record said reconveyance.

        73. SUCCESSOR TRUSTEE. At the option of Beneficiary, with or without any reason, a successor or substitute trustee may be appointed by Beneficiary without any formality other than a designation in writing of a successor or substitute trustee and recording a substitution in accordance with Section 2934a of the California Civil Code, whereupon such successor or substitute trustee shall become vested with and succeed to all the powers and duties given to Trustee herein named, the same as if the successor or substitute trustee had been named original Trustee herein; and such right to appoint a successor or substitute trustee shall exist as often and whenever Beneficiary desires.

        74. AUTHORIZATION REGARDING TRUSTEE. Trustee (and any successor or substitute trustee) may act hereunder and may sell and convey the Folsom Trust Property, or any part thereof, although the Trustee (or successor or substitute trustee) has been, may now be, or is hereafter the attorney or agent of Beneficiary with respect to any of the Crossed Loans, or with respect to any other matter or business whatsoever.

        75. WAIVER OF JURY TRIAL. TRUSTOR AND BENEFICIARY DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE NOTE SECURED HEREBY, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS DEED OF TRUST, THE NOTE SECURED HEREBY, THE LOAN SECURED HEREBY, THE OTHER LOAN DOCUMENTS OR THE COLLATERAL PROPERTIES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS DEED OF TRUST AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS DEED OF TRUST WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE DELIVERY AND ACCEPTANCE OF THIS DEED OF TRUST AND SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS.

                      PART II - CALIFORNIA STATE PROVISIONS

        76. In the event of any inconsistencies between the terms and conditions of Part I and Part II of this Deed of Trust, the terms of Part II shall control and be binding.

        77. The following provision is hereby added at the end of Paragraph 6 of this Deed of Trust:

        "Trustor hereby specifically, unconditionally and irrevocably waives all rights of a property owner granted under California Code of Civil Procedure
Section 1265.225(a), which provides for allocation of condemnation proceeds between a property owner and a lienholder, and any other law, including case law, or successor statute of similar import."

        78. The following provision is hereby added to Paragraph 3 of this Deed of Trust as subparagraph (g):

        "(g) Trustor hereby specifically, unconditionally and irrevocably waives all rights it may have under any California case and/or statutory law, heretofore or hereafter in effect, which provides that a lender on a debt secured by improved real property must demonstrate that its security has impaired as a result of a casualty before requiring that any or all insurance proceeds be used to reduce the debt."

        79. The following provision is hereby added to Paragraph 7 of this Deed of Trust as subparagraph (f):

        "(f) Upon the foreclosure of the lien created by this Deed of Trust on the Folsom Trust Property pursuant to the provisions hereof, any Lease then existing and affecting all or any portion of the Folsom Trust Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease unless Beneficiary or such purchaser shall give written notice of such termination to such tenant or subtenant. If both the lessor's and lessee's estate under any Lease or any portion thereof which constitute a part of the Folsom Trust Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder as to the separate estates."

        80. The following provision is hereby added to Paragraph 21 of this Deed of Trust as subparagraph (h):

        "(h) Foreclosure By Power of Sale Pursuant to California Civil Code Sections 2924-2924l.

                (i) Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                (ii) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Folsom Trust Property at the time and place of sale fixed by Trustee in said Notice of Sale, either as a whole, or in separate lots or parcels or items, and in such order as Beneficiary may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person including, without limitation, Trustor, Trustee or Beneficiary may purchase at such sale, and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

                (iii) Upon nonjudicial foreclosure of this Deed of Trust, Beneficiary shall be entitled to credit bid up to and including the entire amount of the obligations and indebtedness secured hereby. If Beneficiary makes a combined credit and cash bid and is the successful bidder, Trustee shall apply the cash bid first to pay the holders of liens subordinate hereto and encumbering the premises hereby conveyed, in their respective order of priority; then to pay delinquent taxes, if any; and shall pay any remaining balance to Trustor; or, if such order of payment shall be prohibited by law, then in such other order or priority as is required by law. If a third party is the successful bidder at such public auction, upon receipt of cash from such bidder:
        Trustee shall apply the cash bid received from the third party, after deducting all costs, fees and expenses of Beneficiary and of the Trustee, including costs of evidence of title in connection with the sale, (i) first to pay all sums due and owing by Trustor, with accrued interest at the Default Rate, under this Deed of Trust and the other Loan Documents and to the satisfaction of all of Trustor's other obligations under this Deed of Trust and the other Loan Documents, and
        (ii) the remainder, if any, to the person or persons legally entitled thereto.

                (iv) Subject to California Civil Code Section 2924g, Trustee may postpone sale of all or any portion of the Folsom Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                (v) A sale of less than the whole of the Folsom Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Folsom Trust Property sold, without defect or irregularity."

        81. The following clause is hereby added to the end of Paragraph 25 of this Deed of Trust:

        Trustor hereby expressly (a) waives any right it may have under California Civil Code Section 2954.10 to prepay the Note in whole or in part, without premium (i) prior to the time allowed under the Note or (ii) upon acceleration of the Maturity Date of the Note; and (b) agrees that if a prepayment of any or all of the Note is made (i) prior to the time allowed under the Note or (ii) following any acceleration of the Maturity Date of the Note by Beneficiary on account of any transfer or disposition prohibited or restricted by the Note or by this Deed of Trust or for any other reason, Trustor shall be obligated to pay, concurrently therewith, the prepayment amount, if any, that would be required under the Note. By initialing this provision in the space provided below, Trustor hereby declares that Beneficiary's agreement to make the subject loan at the interest rate and for the term set forth in the Note constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

            /s/ AKM                                            /s/ CPW
-----------------------------                        ---------------------------
Initials of Allen K. Meredith                        Initials Charles P. Wingard



        82. The following provision is hereby added to the end of Paragraph 26 of this Deed of Trust:

        "Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Folsom Trust Property or a sale of the Folsom Trust Property under the power of sale herein contained, unless such receivership is sooner terminated."

        83. The following three paragraphs are hereby added to the end of Paragraph 27 of this Deed of Trust:

        "With respect to fixtures, Beneficiary or Trustee may elect to treat same as either real property or personal property and proceed to exercise such rights and remedies applicable to the categorization so chosen. Beneficiary may proceed against the items of real property and any items of Collateral separately or together in any order whatsoever, without in any way affecting or waiving Beneficiary's rights and remedies under the California Uniform Commercial Code, this Deed of Trust or the Note. Trustor acknowledges and agrees that Beneficiary's rights and remedies under this Deed of Trust and the Note shall be cumulative and shall be in addition to every other right and remedy now or hereafter existing at law, in equity, by statute or by agreement of parties.

        Trustor agrees that this Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of jurisdiction in which the Real Property is located, with respect to any and all fixtures included within the term "FOLSOM TRUST PROPERTY" or "COLLATERAL" as used herein and with respect to any goods and other personal property that may now be or hereafter become fixtures. The names and mailing addresses of the debtor (Trustor) and the secured party (Beneficiary) are set forth on the first page of this Deed of Trust. Trustor is the record owner of the Folsom Trust Property. The personal Property described above is the collateral covered by this financing statement. Any reproduction of this Deed of Trust or any other security agreement or financing statement shall be sufficient as a financing statement."

        It is the express understanding and intent of the parties hereto that upon the occurrence of an Event of Default hereunder, Beneficiary or Trustee, as appropriate and in their sole discretion, may proceed in any sequence under
Article 9 of the California Uniform Commercial Code (the "Code") in accordance with the Code as to any personal property or fixtures and separately as to its remedies with respect to real property and fixtures, or may proceed in any sequence as to some or all of the real property and some or all of the personal property and fixtures in accordance with its rights and remedies in respect of the real property, as specifically permitted under Section 9604 of the Code, and treat both the real property and the personal property or fixtures as one parcel of security. Beneficiary and Trustee may aggregate their rights in any real property, fixtures and/or personal to create such parcels of security to be sold pursuant to the power of sale herein or by judicial foreclosure. A sale of a parcel of security including real and personal property may be conducted by the Trustee.

        84. The following clause is hereby added after the words "section 1801 et seq.;" in Paragraph 39 of this Deed of Trust:

        "the Porter-Cologne Water Control Act; the Waste Management Act of 1980; the Toxic Pit Cleanup Act; the Underground Tank Act of 1984; the California Water Quality Improvement Act; California Health and Safety Codes Sections 25117 and 25316 and other laws and statutes that could cause the Folsom Trust Property or any part thereof to be classified as "border zone property" thereunder;"

        85. The following paragraph is hereby added to the end of Paragraph 40 of this Deed of Trust:

        "Without limiting any of the remedies provided in the Loan Documents, Trustor acknowledges and agrees that the provisions of Paragraph 39 and 40 of this Deed of Trust are environmental provisions (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by the Trustor relating to the real property security (the "ENVIRONMENTAL PROVISIONS"). Trustor's breach or a failure to comply with the Environmental Provisions shall constitute a breach of contract entitling Beneficiary to all remedies provided under Section 736 of the California Code of Civil Procedure ("SECTION 736") for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Beneficiary's action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of
Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Section 580a, 580b, 580d, or 726(b) of the California Code of Civil Procedure. Other than the remedy provided under Section 736, all remedies provided for by the Loan Documents are separate and distinct causes of action that are not abrogated, modified, limited or otherwise affected by the remedies provided under Section 736(a) of the California Code of Civil Procedure."

        86. The following four paragraphs are hereby added to the end of Paragraph 48 of this Deed of Trust:

        "Trustor has read and hereby approves the Note, this Deed of Trust, the other Loan Documents and all other agreements and documents relating thereto. Trustor acknowledges that it has been represented by counsel of its choice to review this Deed of Trust, the Note, the other Loan Documents and all other documents relating thereto and said counsel has explained and Trustor understands the provisions thereof, or that Trustor has voluntarily declined to retain such counsel.

        Trustor hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Deed of Trust) and waives any right to require Beneficiary to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Trustor waives any right to require Beneficiary to: (i) proceed or exhaust any collateral security given or held by Beneficiary in connection with the Indebtedness; (ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Indebtedness or other guaranty of the Indebtedness; or (iii) pursue any other remedy in Beneficiary's power whatsoever.

        Until all Indebtedness shall have been paid in full, Trustor: (i) shall not have any right of subrogation to any of the rights of Beneficiary against any guarantor, maker or endorser; (ii) waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any other guarantor, maker or endorser; (iii) waives any benefit of, and any other right to participate in, any collateral security for the Indebtedness or any guaranty of the Indebtedness now or hereafter held by Beneficiary.

        Trustor hereby authorizes and empowers Beneficiary in its sole discretion, without any notice or demand and without affecting the lien and charge of this Deed of Trust, to exercise any right or remedy which Beneficiary may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action as to any collateral security for the Indebtedness, whether real, personal or intangible property. Trustor expressly waives suretyship defenses that Trustor may have under California law and the laws of any other state. Without limiting the foregoing, Trustor specifically agrees that any action maintained by Beneficiary for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of the Folsom Trust Property shall not constitute an "action" within the meaning of Section 726 of the California Code of Civil Procedure."

        87. The following paragraph is hereby added to this Deed of Trust:

        "Notwithstanding anything to the contrary set forth herein, this Deed of Trust shall not be deemed to secure the obligations of Trustor under that certain Indemnification Agreement dated as of the date hereof."

              PART III - RELEASE AND PARTIAL PREPAYMENT PROVISIONS

        Original Trustor acknowledges, covenants and agrees that the Beneficiary has agreed (A) to consent to the release of the Folsom Loan and the Folsom Trust Property from the CC/CD Provisions (hereinafter defined) upon a Transfer and Assumption (hereinafter defined) or (B) that the lien of the Loan Documents and CC/CD Provisions may be released from the Folsom Trust Property upon a Third Party Sale and Payoff (hereinafter defined); provided, that, in either case, the Original Trustor strictly complies with all of the applicable terms, conditions and provisions set forth in this Part III. The rights set forth in this Part III shall be for the exclusive benefit of Original Trustor and may not be transferred or assigned to any other party, including without limitation the Transferee, if any, of the Folsom Trust Property under Paragraph 9(f) hereof. The transfer and release rights described in this Part III are in addition to the one-time transfer and assumption rights set forth in Paragraph 9(f) hereof.

        88. TRANSFER AND ASSUMPTION. Beneficiary shall consent to the Transfer and Assumption, as long as all of the Transfer and Assumption Conditions (hereinafter defined) are satisfied.

        89. THIRD PARTY SALE AND PAYOFF. Beneficiary shall consent to the Third Party Sale and Payoff as long as all of the Third Party Sale and Payoff Conditions (hereinafter defined) are satisfied.

                          PART IV - CERTAIN DEFINITIONS

        90. CERTAIN DEFINITIONS. As used in this Deed of Trust, the following terms shall have the meanings set forth below:

        (a) Beneficiary shall mean Beneficiary or any subsequent holder of the Folsom Note.

        (b) Bona Fide Sale shall mean a bona fide, arms-length sale of the entire Folsom Trust Property by the Original Trustor to a Third Party Transferee pursuant to a written purchase and sale agreement.

        (c) Collateral Properties shall mean, collectively, the Folsom Trust Property, the Irvine Trust Property, the Tustin Trust Property and the Sacramento Trust Property to the extent such properties remain subject to the CC/CD Provisions.

        (d) CC/CD Provisions shall mean the cross-collateralization and cross-default provisions of the Loan Documents.

        (e) Crossed Loans shall mean, collectively, the Folsom Loan, the Irvine Loan, the Tustin Loan and the Sacramento Loan to the extent such loans are still subject to the CC/CD Provisions.

        (f) Folsom Trust Property shall include any portion of the Folsom Trust Property or interest therein.

        (g) Guarantor shall mean any person giving or making any Guaranty.

        (h) Guaranty shall mean any guaranty of payment, guaranty of completion, guaranty of collection, environmental indemnity or any other guaranty or indemnity given at any time to or for the benefit of Beneficiary in connection with any of the Crossed Loans.

        (i) Irvine Deed of Trust shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, made by Original Trustor to Commonwealth Land Title Insurance Company, as trustee in favor of John Hancock Life Insurance Company encumbering the Irvine Trust Property.

        (j) Irvine Trust Property shall mean that certain improved real property commonly known by street address as 17862 Fitch Street, Irvine, CA 92714, as more particularly described and defined in the Irvine Deed of Trust.

        (k) Loan Documents shall mean, jointly and severally, the Folsom Loan Documents, the Irvine Loan Documents, the Tustin Loan Documents and/or the Sacramento Loan Documents.

        (l) Loan Year shall have the meaning assigned to such term in the Note.

        (m) Note shall mean, jointly and severally, the Folsom Note, the Irvine Note, the Tustin Note and/or the Sacramento Note.

        (n) Person or persons shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity.

        (o) Remaining Loans shall mean the Crossed Loans less and except the Folsom Loan.

        (p) Remaining Properties shall mean the Collateral Properties less and except the Folsom Trust Property.

        (q) Sacramento Trust Property shall mean that certain improved real property commonly known by street address as 9700 Horn Road, Sacramento, CA 95827 as more particularly described and defined in the Sacramento Deed of Trust.

        (r) Sacramento Deed of Trust shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, made by Original Trustor to Commonwealth Land Title Insurance Company, as trustee in favor of John Hancock Life Insurance Company encumbering the Sacramento Trust Property.

        (s) Third Party Sale and Payoff shall mean the sale of the Folsom Trust Property to a Third Party Transferee and repayment of all amounts due and owing under the Loan Documents for the Folsom Loan.

        (t) Third Party Sale and Payoff Conditions shall mean that all of the following conditions are satisfied:

                (i) Original Trustor is not in default of any of the provisions of the Crossed Loans or any Loan Document, including without limitation any CC/CD Provisions, nor shall there exist any event or condition that, with the passage of time or the giving of notice, or both, could constitute a default;

                (ii) the proposed Third Party Sale and Payoff shall occur after the end of the third Loan Year.

                (iii) Original Trustor shall have paid to Beneficiary all outstanding amounts due under the Folsom Loan Documents, including without limitation outstanding principal, accrued but unpaid interest and the prepayment premium payable under the Folsom Note;

                (iv) Beneficiary, in its sole discretion, has determined that the debt service coverage ratio (calculated as annual cash flow available for debt service, divided by the annual debt service), is at least 1.30:1, and the loan to value is no greater than 75% for the Remaining Loans, individually and in the aggregate;

                (v) the then-remaining lease terms (excluding extension and option periods) for all Leases demising the Remaining Properties shall not be less than two (2) years;

                (vi) the Original Trustor shall provide Beneficiary with any title endorsements Beneficiary shall require with respect to the Remaining Loans;

                (vii) any Guarantor shall execute a ratification of such Guarantor's Guaranty, which ratification agreement shall be in form and substance satisfactory to Beneficiary in its sole and absolute discretion;

                (viii) the Original Trustor shall pay all of Beneficiary's costs, fees and expenses in connection with any requested release, including, but not limited to, Beneficiary's attorney's fees, and furthermore shall pay to Beneficiary an administrative fee equal to $2,500; and

                (ix) In no event shall Original Trustor request a release of more than two (2) of the Crossed Loans from the CC/CD Provisions.

        (u) Third Party Transferee shall mean a person or entity unaffiliated in any way with the Original Trustor or any constituent entity in the Original Trustor.

        (v) Transfer and Assumption shall mean a Bona Fide Sale of the Folsom Trust Property to a Third Party Transferee and the assumption of the Folsom Loan by the Third Party Transferee pursuant to and in accordance with the Transfer and Assumption Conditions.

        (w) Transfer and Assumption Conditions shall mean that all of the following conditions are satisfied:

                (i) Original Trustor is not in default of any of the provisions of the Crossed Loans or any Loan Document, including without limitation any CC/CD Provisions, nor shall there exist any event or condition that, with the passage of time or the giving of notice, or both, could constitute a default;

                (ii) Original Trustor, the Folsom Trust Property and the Third Party Transferee shall have complied with the conditions set forth in Paragraphs 9(f)(i) through (vii) and (ix) of this Deed of Trust;

                (iii) the Bona Fide Sale of the Folsom Trust Property shall not involve any secondary financing;

                (iv) the proposed Transfer and Assumption shall not occur until after the end of the first Loan Year;

                (v) Beneficiary, in its sole discretion, has determined that the debt service coverage ratio (calculated as annual cash flow available for debt service, divided by the annual debt service), is at least 1.30:1, and the loan to value is no greater than 75% for the Remaining Loans, individually and in the aggregate, and the Folsom Loan individually;

                (vi) the then-remaining lease terms (excluding extension and option periods) for all Leases demising the Remaining Properties and the Folsom Trust Property shall not be less than two (2) years;

                (vii) any Guarantor shall execute a ratification of such Guarantor's Guaranty, which ratification agreement shall be in form and substance satisfactory to Beneficiary in its sole and absolute discretion;

                (viii) the Original Trustor shall provide Beneficiary with any title endorsements Beneficiary shall require with respect to the Remaining Loans and the Folsom Loan;

                (ix) the Original Trustor shall pay all of Beneficiary's costs, fees and expenses in connection with any requested release, including, but not limited to, Beneficiary's attorney's fees, and furthermore shall pay to Beneficiary an administrative fee equal to $2,500; and

                (x) in no event shall Original Trustor request a release of more than two (2) of the Crossed Loans from the CC/CD Provisions.

        (x) Trustee shall mean Trustee and any successor or substitute Trustee.

        (y) Trustor shall mean Trustor and/or any subsequent owner or owners of the Folsom Trust Property or any part thereof or interest therein.

        (z) Tustin Trust Property shall mean that certain improved real property commonly known by street address as 14661 Franklin Avenue, Tustin, CA 92680, as more particularly described and defined in the Tustin Deed of Trust.

        (aa) Tustin Deed of Trust shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Closing Date, made by Original Trustor to Commonwealth Land Title Insurance Company, as trustee in favor of John Hancock Life Insurance Company encumbering the Tustin Trust Property.

        91. RULES OF CONSTRUCTION.

        (a) Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

        (b) Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form.

        (c) To facilitate execution, this Deed of Trust may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Deed of Trust to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]
                        [SIGNATURE APPEARS ON NEXT PAGE]



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

        IN WITNESS WHEREOF, Trustor has duly executed and delivered this Deed of Trust.



                                WCRI, LLC

                                By: WEST COAST REALTY INVESTORS, INC.,
                                    a Delaware corporation, its Manager

                                    By /s/ Allen K. Meredith
                                       -----------------------------------------
                                       Allen K. Meredith
                                       President

                                    By /s/ Charles P. Wingard
                                       -----------------------------------------
                                       Charles P. Wingard
                                       Secretary/Treasurer

                                Organizational ID Number: 2002 2031 0066
                                Federal Taxpayer ID Number: 71-0895783




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

STATE OF NEW YORK, COUNTY OF NEW YORK ss:

On the 30 day of July, 2002, before me, the undersigned, a notary public in and for said state, personally appeared Allen K. Meredith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

       (Notary stamp/Seal)              /s/ Wallace Beth Karpf
                                        ----------------------------------------
        Wallis Beth Karpf
Notary Public, State of New York
No. 01KA6047092
Qualified in New York County
Commission Expires August 28, 2002



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

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On July 31, 2002, before me, Cynthia S. Soden Public in and for said state, personally appeared Charles P. Wingard, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                        WITNESS my hand and official seal.

Cynthia S. Soden
Comm. # 1247122
NOTARY PUBLIC-CALIFORNIA
Los Angeles County
My Comm. Expires Dec. 26, 2003          /s/ Cynthia S. Soden
                                        ----------------------------------------
                                        (SIGNATURE OF NOTARY)



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                                    EXHIBIT A

(City of Folsom)

Parcel C as said Parcel is shown on that certain map entitled "Lots 28 thru 38 Lake Forest Technical Center (147 B.M. 19)" filed for recorded in the office of the County Recorder of Sacramento, on April 17, 1984 in Book 80 of Parcel Maps, Map No. 29.


Apn Map: 069-0250-028




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